MATRIX ADVISORS VALUE FUND, INC.
10 Bank Street, Suite 590
White Plains, New York 10606
(800) 366-6223

January 3, 2025

Dear Valued Shareholder:
A Special Meeting of Shareholders of the Matrix Advisors Value Fund, Inc. (the “Target Fund”), has been scheduled for January 30, 2025 (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”). The Plan will provide for the transfer of all of the assets of the Target Fund to the Matrix Advisors Value ETF (the “Acquiring Fund”), a newly created series of the EA Series Trust (the “EA Trust”), in exchange solely for shares of the Acquiring Fund and cash, and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares and cash received by the Target Fund to its shareholders in complete liquidation of the Target Fund (the “Reorganization”). In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that permits investments in exchange-traded fund shares (a “Qualifying Account”). If you are unsure about the ability of your account to receive Acquiring Fund shares, please contact your financial advisor or other financial intermediary. You also may call Matrix Advisors at 1-800-366-6223 for assistance.
•Each shareholder of the Target Fund that holds their Target Fund shares through a Qualifying Account will receive a number of shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if applicable) equal in value to the aggregate net asset value of the shares of the Target Fund held by the Target Fund shareholder immediately prior to the Reorganization and will become a shareholder of the Acquiring Fund. You will receive cash from your financial intermediary in lieu of fractional shares (which will generally result in the recognition of gain or loss by the Target Fund shareholder for federal income tax purposes).
•Each shareholder of the Target Fund that holds their Target Fund shares through an account that is not permitted to hold Acquiring Fund shares (a “Non-Qualifying Account”) will receive cash equal in value to the aggregate net asset value of the shares of the Target Fund held by the Target Fund shareholder immediately prior to the Reorganization (which will generally result in the recognition of gain or loss by the Target Fund shareholder for federal income tax purposes) and will not become a shareholder of the Acquiring Fund. If you hold your shares through a Non-Qualifying Account and wish to receive Acquiring Fund shares in the Reorganization, you must transfer your shares to a broker dealer of your choice.
Notwithstanding the foregoing, under certain circumstances, e.g., if the Target Fund shares held in Non-Qualifying Accounts represent too large of a percentage of the outstanding Target Fund shares, and/or if the liabilities of the Target Fund to be assumed by the Acquiring Fund are too significant, by value, as compared to the aggregate value of the Target Fund, it may become unclear whether the proposed Reorganization would qualify as a tax-deferred transaction for U.S. federal income tax purposes. In that case, the Reorganization might not be implemented and the Target Fund would continue to operate as a traditional mutual fund overseen by the Board of Directors of the Target Fund Board (the “Board”) and managed by Matrix Advisors.
At a meeting held on November 1, 2024, the Target Fund Board considered the proposal to reorganize the Target Fund with and into the Acquiring Fund, unanimously approved the Plan, and voted to recommend that shareholders of the Target Fund vote to approve the Plan. To effectuate this, the Board has approved the Reorganization pursuant to the Plan. Empowered Funds, LLC dba EA Advisers and Matrix Advisors are the investment adviser and sub-adviser, respectively, of the Acquiring Fund. The Acquiring Fund and the Target Fund have the same investment objective and substantially similar investment strategies, as discussed in more detail in the attached Proxy Statement/Prospectus.

The Reorganization is expected to result in a decrease in total net annual operating expenses for the Target Fund's shareholders. In addition, the Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders that hold their Target Fund shares through Non-Qualifying Accounts). No sales charges or redemption fees will be imposed in connection with the Reorganization.
After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendations of Matrix Advisors, the Board has approved the Reorganization and the solicitation of the Target Fund’s shareholders to approve the Plan.
The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call Sodali & Co, our proxy solicitation firm, at (888) 235-4541. If you were a shareholder of record of the Target Fund as of the close of business on December 17, 2024, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we encourage shareholders to, and expect that most will, cast their votes by filling out and signing the enclosed proxy card.
Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting either by writing to the Secretary of Target Fund at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number, through the Internet website address listed in the enclosed voting instructions or by submitting a later dated proxy card.
We are excited about the Reorganization and believe that the Target Fund and its shareholders will benefit from the Target Fund’s Reorganization. Thank you for taking the time to consider this important proposal and for your continuing investment in the Matrix Advisors Value Fund.
Sincerely,
__________________________
David A. Katz
President, Treasurer and Director
Matrix Advisors Value Fund, Inc.

MATRIX ADVISORS VALUE FUND, INC.
10 Bank Street, Suite 590
White Plains, New York 10606
(800) 366-6223
 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on January 30, 2025
Matrix Advisors Value Fund, Inc., a Maryland corporation (the “Target Fund”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Target Fund on January 30, 2025, at 10:00 a.m. Eastern Standard Time, at 10 Bank Street, Suite 590, White Plains, New York 10606. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposals:
1.Approval of an Agreement and Plan of Reorganization providing for: (i) the transfer of all of the assets of the Target Fund to the Matrix Advisors Value ETF (the “Acquiring Fund”), a newly-created series of EA Series Trust (the “EA Trust”), in exchange for (a) shares of the Acquiring Fund and cash with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund, and a cash payment in lieu of fractional shares of the Acquiring Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund and cash; and
2.The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.
Only shareholders of record of the Target Fund at the close of business on December 17, 2024, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.
As a shareholder, you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to authorize proxies to cast your vote. Whether or not you expect to attend the Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, or by calling the toll-free number on your proxy card to vote by telephone. Your prompt voting by proxy will help assure a quorum at the Meeting. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Target Fund at the address noted in the Proxy Statement/Prospectus or in person at the time of the Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number, through the Internet website address listed in the enclosed voting instruction or by submitting a later dated proxy card.

Matrix Advisors Value Fund, Inc.

David A. Katz President, Treasurer and Director

If you have any questions, would like to vote your shares, or wish to obtain instructions on how to attend the Special Meeting and vote at the Special Meeting, please call Sodali & Co, our proxy solicitor, at (888) 235-4541.

SUMMARY
This is only a summary of certain information contained in this Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Agreement and Plan of Reorganization (attached as Exhibit A).
What is this document and why did you send it to me?
The attached document is a proxy statement to solicit votes from shareholders of the Matrix Advisors Value Fund, Inc. (the “Target Fund”) at the special meeting of the Target Fund’s shareholders (“Special Meeting”), and a registration statement for Matrix Advisors Value ETF (the “Acquiring Fund”), a newly created series of EA Series Trust (the “EA Trust”). This combined proxy/registration statement is referred to below as the “Proxy Statement.”
The Proxy Statement is being provided to you by the Target Fund in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization between the Target Fund and the EA Trust (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). The Proxy Statement contains the information that shareholders of the Target Fund should know before voting on this proposal.
Approval of the shareholders of the Target Fund is needed to proceed with the proposal. The Special Meeting will be held on January 30, 2025 to consider the proposal. If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Target Fund will continue to operate in its current format as a traditional mutual fund. We are sending this document to you for your use in deciding whether to approve the proposal. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.
Why is the Reorganization being recommended?
At a meeting held on November 1, 2024, the Board of Directors of the Target Fund (the “Target Fund Board”) considered the proposal to reorganize the Target Fund with and into the Acquiring Fund, unanimously approved the Plan, and voted to recommend that shareholders of the Target Fund vote to approve the Plan. To effectuate this, pursuant to the Plan, all the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund, and a cash payment in lieu of fractional shares of the Acquiring Fund. Matrix Asset Advisors, Inc. (“Matrix Advisors”), the investment adviser to the Target Fund, believes reorganizing the Target Fund into the Acquiring Fund, which is structured as an exchange traded fund (“ETF”), offers a better value proposition for shareholders than a traditional open-end mutual fund, primarily because of reduced operational costs, superior transaction flexibility, and the possibility of advantageous tax treatment.
•Lower operating expenses: The Acquiring Fund has the same management fee and lower total net annual fund operating expenses than the Target Fund. The Acquiring Fund operates under a unitary fee structure. In a unitary fee structure, the Acquiring Fund pays Empowered Funds, LLC, dba EA Advisers (“EA Advisers”), the investment adviser to the Acquiring Fund, a fee, and EA Advisers has agreed to pay all expenses incurred by the Acquiring Fund, except for the advisory fee and certain other expenses. The unitary fee for the Acquiring Fund is 0.75% per annum of the Acquiring Fund’s average daily net assets. The Target Fund pays Matrix Advisors an advisory fee of 0.75% per annum of the Target Fund’s average daily net assets, and separately bears various other expenses incurred by the Target Fund. Matrix Advisors has contractually agreed to cap the Target Fund’s total annual operating expenses (except for certain expenses) to 0.99% of its average daily net assets until October 31, 2025.
•Intraday trading: Because ETF shares can be purchased and sold throughout the trading day at fair market value on an exchange, if you decide to purchase or sell shares of the Acquiring Fund, you can do that right away at the then-prevailing market price. With a mutual fund, you place your purchase or redemption order, and your shares are purchased or redeemed at the next calculated NAV per share, which happens at the end of the trading day. This means that as an ETF shareholder you will no longer redeem your shares for cash at the next determined NAV. We note, however, that buying or selling shares of the Acquiring Fund may involve paying a brokerage commission, and prices on the exchange may be higher or lower than the Acquiring Fund’s NAV.
1

•Lower transaction costs and advantageous tax treatment: Financial institutions that enter into an Authorized Participant Agreement with the EA Trust (“Authorized Participants”) primarily purchase and redeem shares of the Acquiring Fund in exchange for a basket of securities, rather than cash. These “in-kind” purchases and redemptions permit the Acquiring Fund to avoid the usual transaction costs and market impact of shareholder purchase and redemption transactions that the Target Fund typically experiences. In addition, the Acquiring Fund does not expect these in-kind redemptions from Authorized Participants to result in taxable distributions (or deemed distributions) for the shareholders of the Acquiring Fund who are not redeeming their shares. If the Acquiring Fund sells portfolio holdings as part of its portfolio management of the Acquiring Fund or engages in cash purchases or redemptions with Authorized Participants rather than in-kind purchases and redemptions, such transactions might cause the Acquiring Fund to recognize taxable gain, which would generally need to be distributed to shareholders.
Who will manage the Acquiring Fund?
Matrix Advisors is the investment adviser to the Target Fund and provides day-to-day portfolio management services. EA Advisers will serve as the investment adviser to the Acquiring Fund and Matrix Advisors will serve as the sub-adviser to the Acquiring Fund. David Katz, the portfolio manager of the Target Fund, will continue to serve as the portfolio manager of the Acquiring Fund.
EA Advisers and the EA Trust have received an exemptive order (the “Order”) from the SEC that allows the Acquiring Fund to operate in a “manager of managers” structure whereby EA Advisers can appoint and replace unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to approval by the Board of Trustees of the EA Trust (the “EA Trust Board”), but without obtaining prior shareholder approval. The Acquiring Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The Order provides the Acquiring Fund with greater flexibility and efficiency by preventing the Acquiring Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements. Neither Matrix nor the Target Fund has a similar exemptive order.
How will the Reorganization work?
Subject to the approval of the shareholders of the Target Fund, pursuant to the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and cash in lieu of fractional shares, and the Acquiring Fund’s assumption of the Target Fund’s liabilities. The Target Fund will then liquidate by distributing the shares and cash it receives from the Acquiring Fund to the shareholders of the Target Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that permits investments in ETF shares (a “Qualifying Account”). If you are unsure about the ability of your account to receive Acquiring Fund shares, please contact your financial advisor or other financial intermediary, or you also may call Matrix Advisors at 1-800-366-6223 for assistance.
•Each Target Fund shareholder that holds shares of the Target Fund through a Qualifying Account will receive a number of shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if applicable) equal in value to the aggregate NAV of the shares of the Target Fund held by such shareholder immediately prior to the Reorganization. The Acquiring Fund does not issue fractional shares.
•Each shareholder of the Target Fund that holds its Target Fund shares in an account that is not permitted to hold Acquiring Fund shares (a “Non-Qualifying Account”) may receive cash equal in value to the aggregate NAV of the shares of the Target Fund held by the Target Fund shareholder immediately prior to the Reorganization (which will generally result in the recognition of gain or loss by the Target Fund shareholder for federal income tax purposes). Such shareholders will not become a shareholder of the Acquiring Fund. If you hold your shares through a Non-Qualifying Account and wish to receive Acquiring Fund shares in the Reorganization, you must transfer your shares to a broker-dealer of your choice.
If the Plan is carried out as proposed, the Reorganization is not generally expected to result in the recognition of gain or loss by either the Target Fund or its shareholders for federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders that hold their Target Fund shares through Non-Qualifying Accounts). After the Reorganization takes place, only the Acquiring Fund will
2

continue to operate. The Target Fund will be the accounting survivor following the Reorganization. Please refer to the Proxy Statement for a detailed explanation of the proposal.
Under certain circumstances, e.g., if the Target Fund shares held in Non-Qualifying Accounts represent too large of a percentage of the outstanding Target Fund shares, and/or if the liabilities of the Target Fund to be assumed by the Acquiring Fund are too significant, by value, as compared to the aggregate value of the Target Fund, it may become unclear whether the proposed Reorganization would qualify as a tax-deferred transaction for U.S. federal income tax purposes. In that case, the Reorganization might not be implemented, and the Target Fund would continue to operate in its current format as a traditional mutual fund.
If the Plan is approved by shareholders of the Target Fund at the Special Meeting, the Reorganization presently is expected to be effective after the close of business (i.e., 4:00 p.m. Eastern time) on or about February 21, 2025.
Will the Target Fund Board and Service Providers Change?
The Target Fund is governed by the Target Fund Board. The EA Trust is governed by the EA Trust Board, which is separate and different from the Target Fund Board. The Target Fund and the Acquiring Fund have all of the same operational service providers, including the custodian, administrator, fund accounting and transfer agent, distributor and independent registered public accounting firm. The Target Fund and the Acquiring Fund utilize different firms as legal counsel.
How will the Reorganization affect my investment?
Following the Reorganization, each Target Fund shareholder will become a shareholder of the Acquiring Fund. There are differences between the Target Fund and Acquiring Fund, including (1) the Target Fund is a mutual fund and the Acquiring Fund is an ETF, (2) the Acquiring Fund has the same management fee and lower total net annual operating expenses than the Target Fund and, unlike the Target Fund, operates under a unitary fee arrangement (as described below) (3) Matrix Advisors serves as the investment adviser to the Target Fund and the Target Fund does not have a sub-adviser, (4) EA Advisers will serve as the investment adviser and Matrix Advisors will serve as the sub-adviser to the Acquiring Fund, (5) the Target Fund is a Maryland corporation whereas the Acquiring Fund is a series of the EA Trust, which is a Delaware statutory trust and (6) the Target Fund and the Acquiring Fund are each governed by separate, different boards. The Funds have the same investment objectives and substantially similar investment strategies, policies and risks except that the Acquiring Fund will also be subject to certain principal investment risks due to the Acquiring Fund being classified as a non-diversified fund and its structure as an ETF. (see “Do the Funds have the same investment objective, investment strategies and risks?” below).
The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted. The Reorganization generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders that hold their Target Fund shares through Non-Qualifying Accounts).
How will the proposed Reorganization affect the fees and expenses that are paid by shareholders?
The Acquiring Fund has the same management fee and lower total net annual fund operating expenses than the Target Fund. The Acquiring Fund operates under a unitary fee structure. In its unitary fee structure, the Acquiring Fund pays EA Advisers a fee, and EA Advisers has agreed to pay all expenses incurred by the Acquiring Fund except for the advisory fee and certain other expenses. The unitary fee for the Acquiring Fund is 0.75% per annum of the Acquiring Fund’s average daily net assets compared to 0.99% for the Target Fund under its current contractual expense limitation (as described immediately below).
The Target Fund pays Matrix Advisors an advisory fee of 0.75% per annum of the Target Fund’s average daily net assets, and separately bears various other expenses incurred by the Target Fund. Matrix Advisors has contractually agreed to cap the Target Fund’s total annual operating expenses (except for certain expenses) to 0.99% of its average daily net assets until October 31, 2025.
Do the Funds have the same investment objective, investment strategies and risks?
The Acquiring Fund and the Target Fund have the same investment objective; each seeks to achieve a total rate of return which is comprised of capital appreciation and current income. The Acquiring Fund and Target Fund have
3

substantially similar principal investment strategies and principal risks. The principal differences are that (i) the Target Fund is classified as a diversified fund and the Acquiring Fund is classified as a non-diversified fund, which means that the Acquiring Fund can invest a greater portion of its assets in any one issuer and could invest overall in a smaller number of issuers than a diversified fund, and (ii) the Acquiring Fund will be subject to certain principal investment risks due to its structure as an ETF. Please refer to The Funds’ Investment Objectives, Principal Investment Strategies and Risks in the Proxy Statement.
Will there be any portfolio repositioning or other costs in connection with the Reorganization?
The Target Fund and the Acquiring Fund have substantially similar principal investment strategies and therefore Matrix Advisors, as sub-adviser to the Acquiring Fund, does not anticipate any material repositioning of the Target Fund’s portfolio investments in connection with the Reorganization.
How will this Reorganization affect me as a shareholder?
If you hold your Target Fund shares through a Qualifying Account, you will receive Acquiring Fund shares and cash in lieu of fractional Acquiring Fund shares (if applicable) having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned when the Reorganization occurred. The Acquiring Fund does not issue fractional shares. Shareholders that receive cash compensation will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.
If you hold your Target Fund shares through a Non-Qualifying Account, you may not receive shares of the Acquiring Fund. Instead, you may receive a cash payment equal in value to the aggregate NAV of such Target Fund shares. You will generally be required to recognize gain or loss upon the receipt of cash for federal income tax purposes.
The following account types are examples of a Non-Qualifying Account that cannot hold shares of ETFs:
•Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. You also may call Matrix Advisors at 1-800-366-6223 for assistance. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the NAV of the Target Fund shares (which will generally result in the recognition of gain or loss for federal income tax purposes).
•Non-Accommodating Retirement Accounts. If you hold your shares of the Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may redeem your shares prior to the Reorganization, or your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, this transfer may be subject to tax. If you do not redeem your shares or if your financial intermediary does not transfer your investment to a different investment option prior to the Reorganization, your Target Fund shares may be liquidated, and you will receive cash equal in value to the NAV of the Target Fund shares. If you hold Target Fund shares in an IRA account, the return of cash may be treated as a taxable withdrawal or other taxable distribution by the IRA or other retirement account to you. In addition to being treated as taxable income, in some cases, the cash payment may also be subject to a 10% early distribution tax for IRAs. Please consult with your financial intermediary, plan sponsor or plan administrator for more information on the impact that the Reorganization will have on you and your investments.
•Fund Direct Accounts. If you hold shares of the Target Fund in an account directly with the Target Fund and do not take action to transfer your investment in the Target Fund to a brokerage account that permits investments in ETF shares prior to the Reorganization, your Target Fund shares may be liquidated and you will receive cash equal in value to the NAV of the Target Fund shares (which will generally result in the recognition of gain or loss for federal income tax purposes).
4

What will change when the mutual fund is reorganized to an ETF?
If you receive Acquiring Fund shares in the Reorganization, you will remain a shareholder of a registered investment company, but it will be an exchange traded investment company, known as an ETF. You will no longer redeem individual shares directly from the Acquiring Fund. If you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker-dealer, which will execute your trade on the NYSE or other nationally recognized exchange at prevailing market prices. As with all ETFs, your broker may charge a commission for purchase and sales transactions and your shares may trade on the exchange at a premium or discount to the Acquiring Fund’s NAV.
The Acquiring Fund is a fully transparent, actively managed ETF, which means that a list of the Acquiring Fund’s portfolio holdings will be available on the Acquiring Fund’s website every day. The Acquiring Fund’s website will also contain other information about, among other things, the NAV, market price, premiums and discounts, and bid-ask spreads, as required by rules that govern ETFs.
Are there any risks of owning ETFs that are different than the risks of owning mutual funds?
Yes, there are some differences in risks that relate to the structure of ETFs. We discuss these risks in more detail later in the Proxy Statement, but below, we summarize some of the risks.
•The Acquiring Fund’s shares are listed for trading on the NYSE Arca, Inc., a stock exchange, and shares are bought and sold in the secondary market at a market price. Although it is expected that the market price of an ETF share will approximate its NAV, there could be times when the market price and the NAV differ significantly. If that happens, you could pay more or less than NAV when you buy shares on the exchange, and you could receive more or less than NAV when you sell shares on the exchange. All ETFs face this risk.
•The Acquiring Fund’s shares are listed for trading, but it is possible that an active trading market might not be maintained.
•Trading in ETF shares on an exchange can be halted for a variety of reasons, and this could be an individual trading halt (when trading in a particular fund is halted) or a market-wide trading halt (when the whole exchange stops trading). ETF shares could also be delisted. Both trading halts and delistings happen for a variety of reasons. All ETFs face these risks.
•Only Authorized Participants can engage in creation or redemption transactions for ETF shares. If the Acquiring Fund’s Authorized Participants decide not to create or redeem shares, shares could trade at a premium or discount to the Acquiring Fund’s NAV and could face trading halts or delistings.
•Investors that wish to purchase or sell ETF shares need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the ETF (except by an Authorized Participant). This could mean shareholders will pay a brokerage commission to sell or buy ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares are currently available for purchase directly from the Target Fund without any charge and are also available from a variety of broker-dealers; currently, when shares of the Acquiring Fund are traded through these broker-dealers, there may or may not be a transaction charge, depending on the individual shareholder’s relationship with the broker-dealer; and some shareholders who buy shares through a broker-dealer are participating in an investment arrangement that includes other charges, such as an account fee.
In addition, ETF shares have a bid-ask spread and this spread may be considered a form of transaction charge. A bid-ask spread is the difference between the highest price a buyer is willing to pay for ETF shares on the exchange, and the lowest price that a seller is willing to accept for ETF shares on the exchange. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). By contrast, mutual fund shares are purchased and redeemed at NAV per share.
5

Are there benefits to investing in the Acquiring Fund?
Yes, there are a number of benefits to investing in an ETF.
Greater Flexibility to Exit. The Acquiring Fund offers significantly more flexibility for investors because investors can purchase and sell shares intraday at a market-determined price, instead of being forced to wait for a redemption at the next calculated NAV at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the Acquiring Fund, they can act on that decision immediately by calling their broker or placing an order. The price may be higher (premium) or lower (discount) than the Acquiring Fund’s NAV and might not be the same as the Acquiring Fund’s next calculated NAV at the close of the trading day. You should understand, however, that unlike a mutual fund shareholder, an Acquiring Fund shareholder generally cannot redeem their shares directly from the Acquiring Fund at the next-calculated NAV, unless the shareholder is an Authorized Participant redeeming a large block of shares.
Increased Transparency. The Acquiring Fund will operate with full transparency. This means that the Acquiring Fund’s holdings will be made public each day and can be found on the Acquiring Fund’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the Acquiring Fund’s holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the Acquiring Fund holds each day. Full transparency also assists in aligning the market price of an ETF’s shares with its NAV, as discussed below under “ETF Share Prices and NAV.” By contrast, mutual fund holdings are currently only required to be disclosed quarterly.
Tax Consequences. ETFs like the Acquiring Fund have certain tax advantages over traditional open-end funds. If a mutual fund or an ETF holds securities that have appreciated in value, and then sells those securities, that sale transaction generally results in the recognition of capital gain, which may result in additional taxable distributions (or deemed distributions) to shareholders. Because the Acquiring Fund only allows Authorized Participants to create and redeem shares and because the Authorized Participants’ creation and redemption transactions are generally effected on an in-kind basis (meaning that Acquiring Fund shares are generally not purchased or redeemed for cash but are generally purchased and redeemed through in-kind contributions and redemptions of baskets of securities that replicate the Acquiring Fund’s portfolio holdings), the Acquiring Fund generally will not sell portfolio positions to meet redemptions. Moreover, the Acquiring Fund does not recognize gain on an in-kind redemption transaction and therefore is not required to make additional distributions as a result of the redemption. It is expected that the Acquiring Fund will recognize less capital gains than a traditional open-end mutual fund with an identical investment strategy and, accordingly, will distribute less capital gains to shareholders. A taxable investor who sells shares of the Acquiring Fund will generally recognize gain or loss equal to the difference between the amount realized on the sale and the investor’s adjusted basis in the shares sold. Acquiring Fund shareholders may receive some distributions of capital gains, but ETFs generally have been able to avoid large annual distributions that result principally from portfolio transactions undertaken to satisfy redemption requests, because ETFs generally do not sell positions to fund redemptions of creation units.
ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s shares with its NAV. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized Participants are able to create or redeem shares and then only in large blocks of shares called creation units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF. Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the NAV of the ETF varies from the market price of the ETF. For example, when an ETF’s shares trade in the open market at a market price below NAV (at a “discount”), Authorized Participants likely will buy ETF shares in the market in sufficient size to be a creation unit and then redeem that creation unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding on Acquiring Fund shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with NAV. Similarly, when an ETF’s shares trade at market prices above NAV (at a “premium”), Authorized Participants would likely make new creation units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving the market price of the ETF shares closer to NAV.
6

The activity described here typically works to keep the NAV and the market price generally in line with one another. There are times when the markets are extremely volatile that this mechanism breaks down, and there have been instances where some ETFs trade at prices significantly different from NAV.
Can I purchase, redeem, or exchange shares of the Target Fund before the Reorganization takes place?
Yes. You can purchase Target Fund shares until February 14, 2025. You can redeem Target Fund shares until the day before the Reorganization occurs. That means your redemption order must be received by February 20, 2025. Any shares not redeemed before the closing of the Reorganization, which is currently anticipated to be on or about February 21, 2025, will be exchanged for shares of the Acquiring Fund and/or cash. If you hold your shares of the Target Fund through a Non-Qualifying Account and do not take action to transfer your investment in the Target Fund to a Qualifying Account prior to the Reorganization, your shares may be liquidation and you receive a cash payment equal in value to the NAV of such Target Fund shares. You will generally be required to recognize gain or loss upon the receipt of cash. If you hold Target Fund shares in an IRA account, the return of cash may be treated as a taxable withdrawal or other taxable distribution by the IRA or other retirement account to you. In addition to being treated as taxable income, in some cases, the cash payment may also be subject to a 10% early distribution tax. Please consult with your financial intermediary, plan sponsor or plan administrator for more information on the impact that the Reorganization will have on you and your investments. The Target Fund does not have any exchange privileges.
What if I want to purchase or sell shares of the Acquiring Fund after the Reorganization?
You will need to contact your broker-dealer to purchase or sell shares of the Acquiring Fund. Because the Acquiring Fund is an ETF, its shares are not individually redeemable by the Acquiring Fund. Instead, shareholders will need to call their broker-dealer to place an order to sell Acquiring Fund shares on the exchange. Depending on the brokerage firm this may require the payment of a commission or other fee.
What is the tax impact on my investment?
The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of a gain or loss by the Target Fund or its shareholders for federal income tax purposes. However, some shareholders will receive cash in lieu of fractional shares of the Acquiring Fund, and shareholders that hold their Target Fund shares through a Non-Qualifying Account will receive cash instead of any Acquiring Fund Shares. Such shareholders will generally be required to recognize gain or loss.
If you hold your shares of the Target Fund through a Non-Qualifying Account and do not take action to transfer your investment in the Target Fund to a Qualifying Account prior to the Reorganization, your Target Fund shares may be liquidated and exchanged for cash equal in value to the NAV of your Target Fund shares. You will generally be required to recognize gain or loss upon the receipt of cash. If you hold Target Fund shares in an IRA account, the return of cash may be treated as a taxable withdrawal or other taxable distribution by the IRA or other retirement account to you. In some cases, such withdrawals or distributions may also be subject to a 10% early distribution tax. Please consult with your financial intermediary, plan sponsor or plan administrator for more information on the impact that the Reorganization will have on you and your investments
As a condition to the closing of the Reorganization, the Acquiring Fund and the Target Fund will obtain an opinion of counsel regarding the federal income tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and will be available on the SEC’s website at www.sec.gov.
Notwithstanding the foregoing, under certain circumstances, e.g., if the Target Fund shares held in Non-Qualifying Accounts represent too large of a percentage of the outstanding Target Fund shares, and/or if the liabilities of the Target Fund to be assumed by the Acquiring Fund are too significant, by value, as compared to the aggregate value of the Target Fund, it may become unclear whether the proposed Reorganization would qualify as a tax-deferred transaction for U.S. federal income tax purposes. In that case, the Reorganization might not be implemented.
7

What will happen if the Plan is not approved?
If the Target Fund’s shareholders do not approve the Reorganization, the Target Fund will continue to operate in its current format as a traditional mutual fund overseen by the Target Fund Board and managed by Matrix Advisors. In this case, the Target Fund Board or Matrix Advisors may consider other alternatives for the Target Fund in the future.
Why do I need to vote?
In addition to needing your vote to approve the Plan, your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or internet) will help prevent the need for any further solicitations of a shareholder vote, which will result in additional expenses. Your vote is very important regardless of the number of shares you own.
What action has the Target Fund Board taken?
After careful consideration and upon the recommendation of Matrix Advisors, the Target Fund Board unanimously approved the Plan, recommended that shareholders approve the Plan and authorized the solicitation of proxies on the proposal.
Who will pay the costs in connection with the Reorganization?
The Target Fund will not incur any expenses in connection with the Reorganization. The direct costs associated with the proposed Reorganization, including the costs associated with the Special Meeting, will be borne by Matrix Advisors regardless of whether the Reorganization is completed. No indirect expenses are anticipated as part of the Reorganization.
How can I vote?
You can vote in any one of four ways:
•by mail, by sending the enclosed proxy card, signed and dated;
•by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touch tone voting line or to speak with a live operator;
•via the Internet by following the instructions set forth on your proxy card; or
•in person, by attending the Meeting.
Whichever method you choose, please take the time to read the full text of the enclosed Combined Proxy Statement/Prospectus before you vote.
Who should I call for additional information about the Proxy Statement/Prospectus?
Please call Sodali & Co, the Fund’s proxy solicitor, at (888) 235-4541, Monday through Friday between the hours of 10:00 a.m. to 11:00 p.m. Eastern time.

8

COMBINED PROXY STATEMENT/PROSPECTUS
FOR THE REORGANIZATION OF
Matrix Advisors Value Fund, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606

INTO

Matrix Advisors Value ETF
(a series of EA Series Trust)
19 East Eagle Road
Havertown, PA 19083

January 3, 2025
This Combined Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Target Fund Board”) of the Matrix Advisors Value Fund, Inc. (the “Target Fund”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Target Fund, to be held at 10 Bank Street, Suite 590, White Plains, New York 10606, on January 30, 2025, at a.m. Eastern Standard Time. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposals:
1.Approval of an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all of the assets of the Target Fund to the Matrix Advisors Value ETF (the “Acquiring Fund”), a newly-created series of EA Series Trust (the “EA Trust”), in exchange for (a) shares of the Acquiring Fund and cash in lieu of fractional shares, with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund and a cash payment in lieu of fractional shares (the “Reorganization”).
2.The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.
The Target Fund Board has fixed the close of business on December 17, 2024, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about January 3, 2025, to all shareholders eligible to vote on the Plan.
If the Target Fund’s shareholders vote to approve the Plan, on the closing date of the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund plus a cash payment in lieu of fractional shares, of equivalent aggregate NAV to their investment in the Target Fund, immediately prior to the reorganization. The Target Fund will then be liquidated and dissolved.
The Target Fund and the Acquiring Fund (each, a “Fund” and, collectively, the “Funds”) have identical investment objectives and substantially similar principal investment strategies. The Funds also have substantially similar principal investment risks, except that the Acquiring Fund will also be subject to certain principal investment risks due to its structure as an exchange-traded fund (“ETF”).
This Proxy Statement/Prospectus includes information about the Plan and the Acquiring Fund that you should know before voting on the Plan, which if approved, would result in your owning shares of the Acquiring Fund after the Reorganization. The following documents each have been filed with the U.S. Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:
Target Fund Prospectus and Statement of Additional Information (“SAI”) dated October 31, 2024, as supplemented, filed with the SEC (File Nos. 002-84222 and 811-03758) (Accession No. 0000894189-24-006424);
i

Target Fund Annual Report to shareholders for the fiscal year ended June 30, 2024, filed with the SEC (File No. 811-03758) (Accession No. 0001133228-24-008838).
Target Fund Semi-Annual Report to shareholders for the period ended December 31, 2023, filed with the SEC (File No. 811-03758) (Accession No. 0001104659-24-031838).
Acquiring Fund Prospectus and Statement of Additional Information dated December 27, 2024, filed with the SEC (File Nos. 333-195493 and 811-22961) (Accession No. 0001592900-24-002719).
You may request a free copy of the Target Fund’s Prospectus and SAI without charge by writing to the Target Fund at 10 Bank Street, Suite 590, White Plains, NY 10606 or by calling (800) 366-6223.
You may request a free copy of the Acquiring Fund’s Prospectus and SAI by calling (215) 330-4476.
Because the Acquiring Fund has not yet commenced operations, no shareholder reports are available.
This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the SAI dated January 3, 2025, relating to this Proxy Statement/Prospectus, which is also incorporated by reference into this Proxy Statement/Prospectus. The SAI is available upon request and without charge by calling (800) 366-6223.
Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be Held on January 30, 2025. This Proxy Statement/Prospectus is available on the Internet at https://proxyvotinginfo.com/p/matrixadvisors2025. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call the toll-free number on your enclosed proxy card. Representatives are available Monday through Friday 10:00 a.m. to 11:00 p.m. Eastern Time.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The shares offered by this Proxy Statement/Prospectus are not a deposit or obligation of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

ii

iii

 I.    Proposal - To Approve the Agreement and Plan of Reorganization
A.    Overview
The Target Fund Board has called the Special Meeting to ask shareholders to consider and vote on the proposed Reorganization of the Target Fund into the Acquiring Fund. The Target Fund Board (including a majority of the independent directors, meaning those directors who are not “interested persons” of the Target Fund (the “Independent Directors”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) considered the Plan and the Reorganization and determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Target Fund Board reviewed and considered information regarding the Reorganization at a meeting held on November 1, 2024, and approved the Reorganization subject to the approval of the Target Fund’s shareholders.
Matrix Advisors serves as the investment adviser to the Target Fund and provides it with day-to-day portfolio management services. After the Reorganization, Empowered Funds, LLC, dba EA Advisers (“EA Advisers”) will serve as the Acquiring Fund’s investment adviser, Matrix Advisors will serve as the Acquiring Fund’s sub-adviser and the portfolio manager of the Target Fund will serve as the portfolio manager of the Acquiring Fund. The Target Fund and the Acquiring Fund also have substantially similar principal investment strategies.
The Target Fund operates as a Maryland corporation. As of October 18, 2024, the Target Fund had approximately $70.7 million in assets. The EA Trust is a multiple series trust that offers a number of portfolios that are managed by separate sub-advisers. The EA Trust is not affiliated with the Target Fund or Matrix Advisors.
The Target Fund and the EA Trust are each governed by separate, different Boards of Directors/Trustees. Each of the Target Fund and the EA Trust utilize the same operational service providers, as follows:

SERVICE PROVIDER	TARGET FUND AND ACQUIRING FUND
Administrator	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202
Distributor	Quasar Distributors, LLC 111 E. Kilbourn Ave, Suite 2200 Milwaukee, WI 53202
Fund Accounting Agent & Transfer Agent	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia PA 19102-2529
Custodian	U.S. Bank National Association 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212
The Target Fund and the EA Trust anticipate that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by the Target Fund and the EA Trust of an opinion to such effect from Practus, LLP, tax counsel to the EA Trust. If the Reorganization so qualifies, the Target Fund and its shareholders generally are not expected to recognize any gain or loss for federal income tax purposes on the transfer of its assets, the assumption of its liabilities, and its receipt and distribution of Acquiring Fund shares in the Reorganization. However, a shareholder receiving cash in lieu of fractional shares will generally recognize gain to the extent the cash received by the shareholder exceeds the shareholder’s tax basis allocable to the fractional shares.
Furthermore, the Target Fund will not pay for the costs of the Reorganization, the Special Meeting, or the solicitation of proxies. Matrix Advisors will bear these costs, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement/Prospectus and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Matrix Advisors also may solicit proxies, without special compensation, by telephone or otherwise. Matrix Advisors will pay these costs regardless of whether the Reorganization is consummated.
The Target Fund Board, including the Independent Directors, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. In approving the Reorganization, the Target Fund Board considered, among other things:
•ETFs have become the preferred structure of fund investments for the current generation of retail investors and financial advisors;
•Fund flows into ETF investments have been far more favorable than the traditional mutual fund industry, which might allow for better asset inflows and should be a net positive to shareholders for fee trends and capital gains;
•The total annual operating expenses for the Acquiring Fund are expected to be lower than the Target Fund (both before and after fee waiver and/or expense reimbursement of the Target Fund). The total annual operating expenses for the Acquiring Fund are 0.75% of the average daily net assets compared to 0.99% for the Target Fund under its current contractual expense limitation;
•The terms and conditions of the Plan and that the Reorganization, including that Target Fund shareholders will receive Acquiring Fund shares with the same aggregate NAV as their Target Fund Shares (adjusted for distributions to redeem fractional shares, if any), and would not result in the dilution of shareholder interests;
•The benefits of the ETF structure, including increased flexibility to buy and sell shares at current market prices, the transparency of portfolio holdings, the tax advantages of the ETF structure and the strong interest in ETFs among taxable investors;
•Although there are structural differences in an ETF compared to a mutual fund, the two funds’ have identical investment objectives, and substantially similar investment strategies and restrictions, excluding ETF-specific risks and the Acquiring Fund's classification as a non-diversified fund whereas the Target Fund is classified as a diversified fund;
•Although a non-diversified fund such as the Acquiring Fund can have increased ownership in fewer companies and an increased risk profile, the Acquiring Fund is expected to be managed in a similar manner as the Target Fund;
•The ETF-specific risks were outweighed by the overall benefits of the Acquiring Fund being a shareholder in an ETF. The Board considered ETF-specific risk such as but not limited to: the concentration risk of authorized participants, market makers and liquidity providers; the premium-discount risk; cost of trading risk and trading risk. (Each of these risks is described in more detail in the section titled “Comparison of Principal Investment Risks.”)
•The costs of the Reorganization will be borne by Matrix Advisors;
•The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes;
•The capabilities of EA Advisers, including the depth and experience of senior management;
•Possible disadvantages to shareholders were outweighed by the advantages. In this regard, the Board considered disadvantages such as that shares must be held in a brokerage account, not at the Fund’s transfer agent which could require an application be completed by shareholders to open a brokerage account if one does not exist; Shareholders may have slightly higher trading costs because ETFs trade like stocks, and the market trade price for the ETF may differ slightly from the NAV;
•The conversion process should be a non-event to nearly all Target Fund shareholders because only a small segment of shareholders hold their shares outside of a brokerage account; and

•The alternatives to the Reorganization such as maintaining the status quo, liquidating the Target Fund or merging with another acquiring fund were less favorable than the Reorganization.
After considering Matrix Advisors’ presentations, discussions with representatives of Matrix Advisors and EA Advisers, and Matrix Advisors’ recommendation to the Target Fund Board during a meeting on November 1, 2024, the Target Fund Board, based on these considerations, approved the Reorganization, recommended that shareholders approve the Plan, and approved the solicitation of shareholders of the Target Fund to vote on the Plan, the form of which is attached to this Proxy Statement/Prospectus in Appendix A.
B.    Comparison Fee Tables and Examples
The following table shows the fees and expenses for the Target Fund based on the Target Fund’s fees and expenses as of October 31, 2024. The table also shows the estimated pro forma fees and expenses attributable to the pro forma Acquiring Fund. The fees and expenses and the example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of shares of a Fund. The Target Fund pays Matrix Advisors an advisory fee and separately bears various other expenses incurred by the Target Fund. Matrix Advisors has contractually agreed to cap the Target Fund’s total annual operating expenses (except for certain expenses) to 0.99% of its average daily net assets until October 31, 2025. The Acquiring Fund operates under a unitary fee structure whereby the Acquiring Fund pays EA Advisers a management fee, and EA Advisers then pays all expenses incurred by the Fund, except for the management fee and certain other expenses.
Fees and Expenses

Shareholder Fees (fees paid directly from your investment)
	Target Fund	Acquiring Fund	Pro Forma Combined Acquiring Fund
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Target Fund	Acquiring Fund (Pro forma)
Management Fees	0.75%	0.75%
Distribution and service (Rule 12b-1) Fees	None	None
Other Expenses[1]	0.48%	0.00%
Total Annual Fund Operating Expenses	1.23%	0.75%
Less: Fee Waiver and/or Reimbursement	(0.24%)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%[2]	0.75%
1 The Target Fund charges a management fee and Fund expenses are paid by the Target Fund, which are reflected as “Other Expenses.” Other Expenses for the Acquiring Fund are estimated for the first fiscal year. “Other Expenses” of the Acquiring Fund are estimated to be 0.00% for the first fiscal year because the Acquiring Fund does not reasonably estimate that the Acquiring Fund will incur any expenses that are not otherwise paid for by EA Advisers in accordance with the unitary management fee structure.
2 Matrix Advisors has contractually agreed to waive its management fee and/or reimburse the Target Fund’s operating expenses to the extent necessary to ensure that the Target Fund’s total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquiring fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.99% of the Target Fund’s average daily net assets. Matrix Advisors is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Target Fund’s expense ratio to exceed the lesser of: (a) the expense limitation in place at the time of the waiver and/or expense payment; or (b) the expense limitation in place at the time of the recoupment. The expense cap/reimbursement agreement will continue in effect until at least October 31, 2025, and may be terminated at any time, and without payment or penalty, by the Target Fund’s Board upon 60 days’ written notice to Matrix Advisors. The agreement may not be terminated by Matrix Advisors without the consent of the Target Fund Board. Matrix will not be entitled to recoup any fees waived and/or expenses reimbursed pursuant to the expense limitation agreement if the Reorganization is consummated by shareholders.
Example
The following example is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example reflects the Target Fund’s contractual expense limitation agreement only for the term of the contractual expense limitation agreement. For the other periods in the example, the figures shown do not reflect the fee waiver. The example also assumes that each Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Target Fund	$101	$360	$639	$1,436
Acquiring Fund (Pro forma)	$77	$240	$417	$930
C.    The Funds’ Investment Objectives, Principal Investment Strategies and Risks
As discussed in more detail below, the investment objectives and principal risks of the Target Fund and the Acquiring Fund are the same. The principal investment strategies of the Funds are substantially similar.
Comparison of Investment Objectives
The investment objective of the Target Fund and the Acquiring Fund are the same. Each Fund seeks to achieve a total rate of return which is comprised of capital appreciation and current income. Each Fund’s investment objective is non-fundamental and may be changed by the respective Fund’s Board of Directors/Trustees, as applicable, without shareholder approval, upon prior written notice to shareholders.
Comparison of Principal Investment Strategies
The Acquiring Fund has substantially similar principal investment strategies as the Target Fund. Matrix Advisors, as the sub-adviser to the Acquiring Fund, expects to manage the Acquiring Fund in a substantially similar manner as the Target Fund. The primary differences between the Target Fund and the Acquiring Fund Principal Investment Strategies are that (i) the Acquiring Fund has adopted a fundamental investment policy to invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in U.S. companies that satisfy Matrix Advisors’ definition of value (the “80% Policy”), (ii) the Acquiring Fund will be classified as a non-diversified fund under the 1940 Act whereas the Target Fund is classified as a diversified fund; and (iii) the minimum market capitalization of a large capitalization company is increased from a minimum of $2 billion at the time of purchase to $4 billion. The Acquiring Fund’s 80% Policy was added because of recent amendments to the SEC's fund naming requirements under Rule 35d-1 of the 1940 Act related to the term “value” in the Acquiring Fund’s name.
Change in Diversification Status. Under the 1940 Act, a “diversified company” must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the company’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of a fund’s assets. In contrast, the 1940 Act defines a “non-diversified company” as a fund other than a diversified company, and places no single-issuer limits on the fund due to that classification.
As of September 30, 2024, the Target Fund had four positions that were each greater than 5% of the Fund’s net assets. These positions totaled, in the aggregate, 25.5% of the Fund’s net assets. When the Target Fund acquired these positions, it was in compliance with the diversification requirements, which applied and tested at the time of acquisition. Over time, the size of these positions have grown due to market appreciation and Matrix Advisors seeks to maintain the positions in these investments in the Acquiring Fund following the Reorganization. Given the diversification tests apply at the time of acquisition, the Acquiring Fund is required to be classified as a non-diversified Fund in order to accept these positions when it commences operations following the Reorganization. The change in status from diversified to non-diversified will allow the Acquiring Fund to accept the Fund's greater than 5% positions without having to reduce the size of holdings that Matrix Advisors seeks to maintain in the Acquiring Fund.
Investing a larger percentage of a Fund’s assets in any one issuer could increase the Fund’s risk of loss and make its share price more volatile because the value of its shares would be more susceptible to adverse events affecting that issuer. If Matrix Advisors takes a larger position in an issuer that subsequently has an adverse return, a Fund may have a greater loss than it would have had if the Adviser had diversified the Fund’s investments consistent with Section 5(b)(1) of the 1940 Act.
While the change to a non-diversified fund may allow for the potential for greater risk taking by Matrix Advisors, the portfolio manager currently intends to manage the Acquiring Fund using substantially similar risk and volatility guidelines as are used in managing the Target Fund even though the Target Fund is classified as a diversified fund.
Target Fund Principal Investment Strategies:
The Target Fund invests primarily in both dividend and non-dividend paying common stocks of U.S. companies that the Matrix Advisors believes are financially strong and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis. Using valuation models, statistics such as earnings growth, dividend growth, return on equity and book value are analyzed versus their historical, current and projected levels to determine a company’s “Intrinsic Value.” The Target Fund invests primarily in large capitalization companies, which Matrix Advisors defines as companies with minimum market capitalizations of $2 billion at the time of purchase. Stocks will be sold when Matrix Advisors believes they no longer represent value. The Target Fund may invest in any sector. At times, Matrix Advisors may overweight the Target Fund’s portfolio in one or more particular sectors, and/or underweight the Target Fund’s portfolio or not invest in one or more particular sectors.
Additional Information about the Target Fund’s Principal Investment Strategies:
Classic Valuation Analysis is an investment methodology based on principles developed over 70 years ago by Benjamin Graham. Using valuation models, statistics such as earnings growth, dividend growth, return on equity and book value are analyzed versus their historical, current and projected levels to determine a company’s “Intrinsic Value.” Value criteria requires companies to have a strong financial position, as measured by balance sheet data, and current low stock market valuation in comparison to investment “Intrinsic Value” as measured by historic and current earnings, dividends, return on equity and book value. Consistent with the principles of Classic Valuation Analysis, the Target Fund diversifies its portfolio over a range of companies and industries. The Target Fund may invest in any sector. At times the Matrix Advisors may overweight the Target Fund’s portfolio in one or more particular sectors, and/or underweight the Target Fund’s portfolio or not invest in one or more particular sectors. Once a stock has been purchased for the Target Fund’s portfolio, it generally is sold for one of two reasons:
•the security no longer represents a value, as determined by Matrix Advisors; or
•there has been a fundamental change in the issuer’s balance sheet or results of operations so that it no longer meets the Fund’s financial or valuation criteria.
In addition, the Target Fund may, in unusual circumstances, sell a security at a time when the sale is not indicated by Classic Valuation Analysis to avoid adverse tax consequences or to meet abnormally heavy redemption requests. The Target Fund generally has had a low rate of portfolio turnover, which may lead to lower transaction costs and may help to improve Target Fund performance. However, portfolio securities may be sold without regard to the length of time they have been held.
Acquiring Fund Principal Investment Strategies:
The following are the Principal Investment Strategies of the Acquiring Fund. Certain additions and changes to the Principal Investment Strategies as compared to the Target Fund are highlighted in bold:
The Acquiring Fund is an actively managed exchange traded Fund (“ETF”). Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in U.S.

companies that satisfy Matrix Asset Advisors, Inc.’s (“Matrix” or the “Sub-Adviser”) definition of value. The Fund defines value for purposes of the Fund’s 80% policy as meaning companies (i) whose price-to-earnings ratio or price-to-book ratio is less than one-third of the companies in the S&P 500 Index, (ii) whose dividend yield is greater than one-third of the companies in the S&P 500 Index, or (iii) that are included in the Russell 1000® Value Index. The Registrant notes that this definition may be further modified prior to the sale of shares of the Fund.
The Acquiring Fund invests primarily in large capitalization companies, which the Sub-Adviser generally defines as companies with a minimum market capitalization of $4 billion at the time of purchase. The Acquiring Fund invests primarily in both dividend and non-dividend paying common stocks. The Sub-Adviser selects securities for investment that are financially strong and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis, as discussed further below.
Classic Valuation Analysis is an investment methodology based on principles Benjamin Graham developed over 70 years ago, which the Sub-Adviser has refined based on changing economic and macro trends over the past few decades. Using valuation models developed by the Sub-Adviser, metrics such as earnings growth, dividend growth, return on equity, and book value are analyzed versus their historical (previous six to ten years), current, and projected (next two years) levels to determine a company’s “Intrinsic Value.” Intrinsic Value is the Sub-Adviser’s best estimate of where the Acquiring Fund’s portfolio manager believes the stock should trade. The Intrinsic Value estimate is dynamic and updated regularly as companies report new fundamental and financial data, usually quarterly. Value criteria require companies to have a strong financial position, as measured by comfortable levels of debt and free cash flow generation in excess of their cash needs and a current stock price attractively discounted versus its “Intrinsic Value.”
Consistent with the principles of Classic Valuation Analysis, the Acquiring Fund diversifies its portfolio over a range of companies and industries. The Acquiring Fund may invest in any sector. At times the Sub-Adviser may overweight the Acquiring Fund’s portfolio in one or more particular sectors, and/or underweight the Acquiring Fund’s portfolio or not invest in one or more particular sectors.
Once a stock has been purchased for the Acquiring Fund’s portfolio, it generally is sold for one of three reasons:
•when a security reaches its Intrinsic Value, based on the Sub-Adviser’s proprietary models;
•there has been a fundamental change in the issuer’s balance sheet or results of operations so that it no longer meets the Acquiring Fund’s financial or valuation criteria; or
•to take advantage of a more attractive investment opportunity in a similar industry or sector.
As of the date of the Prospectus, the Sub-Adviser expects the Fund to have significant exposure to the Information Technology and Financials sectors.
The Acquiring Fund is classified as “non-diversified” under the Investment Company Act of 1940.
The Acquiring Fund’s 80% Policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.
Comparison of Principal Investment Risks
This section will help you compare the risks of the Target Fund and the Acquiring Fund. Because the investment objectives of the Funds are the same and the investment strategies of the Target Fund and the Acquiring Fund are substantially similar, they are generally subject to the same principal risks, except that the Acquiring Fund will also be subject to certain principal investment risks due to its structure as an ETF. The following risk factors apply to both the Target Fund and the Acquiring Fund.

Principal Risks Applicable to both the Target Fund and Acquiring Fund
Management Risk. The risk that Matrix Advisors may fail to implement the Fund’s investment strategies and meet its investment objective.
Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Large Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative, smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Sector Emphasis Risk. Investing a substantial portion of the Fund’s assets in related industries or sectors may have greater risks, because companies in these sectors may share common characteristics and may react similarly to market developments. In recent years, the Target Fund has overweighted its investments in the Financials sector, and as a result, was more susceptible to the particular risks that may affect companies in the Financials sector, including government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. The Target Fund has also overweighted its investments in the Information Technology sector, and as a result, it was more susceptible to the particular risks that may affect companies in the Information Technology sector because companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

Value Strategy Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. Matrix Advisors may not be able to accurately determine the “Intrinsic Value” of a company, resulting in the purchase of an overvalued security or premature sale of an undervalued company. Additionally, the market may use different criteria to determine a company’s value, which could have unexpected effects on a company’s performance and cause losses for the Fund.

Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests.

Investment Risk. When you sell your Fund shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund

The following risk factors apply to the Acquiring Fund only:

ETF Risks. The Acquiring Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Acquiring Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Acquiring Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Acquiring Fund shares may trade above or below their NAV. The market prices of Acquiring Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Acquiring Fund shares on the NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Acquiring Fund shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Acquiring Fund shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Acquiring Fund shares.
•Cost of Trading Risk. Investors buying or acquiring Acquiring Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Acquiring Fund shares.
•Trading Risk. Although the Acquiring Fund shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Acquiring Fund shares on the Exchange may be halted. In stressed market conditions, the liquidity of Acquiring Fund shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Acquiring Fund shares, potentially causing the market price of Acquiring Fund shares to deviate from its NAV. The spread varies over time for Acquiring Fund shares based on the Acquiring Fund’s trading volume and market liquidity and is generally lower if the Acquiring Fund has high trading volume and market liquidity, and higher if the Acquiring Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).

Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss.

D.    Comparison of Investment Restrictions
The fundamental limitations of the Target Fund and the Acquiring Fund are set forth below. The fundamental investment limitations of the Target Fund and Acquiring Fund are similar, however the Acquiring Fund investment restrictions are generally broader. Moreover, the Target Fund has certain investment restrictions that the Acquiring Fund has not adopted.

Target Fund Investment Restrictions	Acquiring Fund Investment Restrictions	Differences
The Fund may not (i) borrow money, except for temporary emergency purposes in amounts not in excess of 5% of the Fund’s total assets, (ii) purchase securities on margin, (iii) effect short sales of any securities, and (iv) mortgage, pledge or hypothecate securities.	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
The restrictions are similar, although the Acquiring Fund restrictions are more permissive because they allow for borrowing where permitted under the 1940 Act, which, for example, allows for borrowing from a bank so long as after such borrowing, the Fund has 300% asset coverage for all borrowings.

The Fund may not issue any class of securities senior to any other class of securities.	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The restrictions are substantially similar.
The Fund may not act as an underwriter of securities except insofar as the Fund might technically be deemed an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”), upon the disposition of certain securities.

The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
The restrictions are substantially similar.
The Fund may not purchase any securities which would cause 25% or more of the Fund’s total assets at the time of such purchase to be invested in the securities of issuers engaged in any one industry.	The Fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act.	The restrictions are substantially similar.
The Fund may not purchase or sell real estate, although the Fund may invest in the readily marketable securities of companies whose business involves the purchase or sale of real estate.	The Fund may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The restrictions are substantially similar.
The Fund may not make loans, except by the acquisition of a portion of an issue of publicly traded bonds, debentures, notes, and other debt securities.	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The restrictions are substantially similar.

Target Fund Investment Restrictions	Acquiring Fund Investment Restrictions	Differences
The Fund may not purchase or sell commodities or commodities contracts.
The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.

The restrictions are similar, however the Acquiring Fund has greater flexibility to transact in certain types of commodities. Notably, the Target and the Acquiring Funds do not invest in these types of instruments.

The Fund may not purchase (i) any securities which would cause more than 5% of the Fund’s total assets at the time of such purchase to be invested in the securities of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government; and (ii) any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding voting securities of any class of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government.
	Not Applicable	The Target Fund is diversified whereas the Acquiring Fund is non-diversified.
The Fund may not purchase or retain the securities of any issuer if the Fund’s officers or directors, or those of Matrix Advisors, who each own 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.
	Not Applicable	The Acquiring Fund does not have a similar investment restriction.
The Fund may not purchase the securities of any investment company, except (i) in the open market where no profit to a sponsor or dealer other than customary brokerage commissions results from such purchases or (ii) if acquired in connection with a plan of reorganization.	Not Applicable	The Acquiring Fund does not have a similar investment restriction.
The Fund may not invest in companies for the purpose of exercising management or control	Not Applicable	The Acquiring Fund does not have a similar investment restriction.
The Target Fund has also adopted the following non-fundamental investment restriction, which the Acquiring Fund has not adopted.
As a matter of operating, but not fundamental policy, which can be changed without shareholder approval, the Target Fund may not purchase any securities which would cause more than 5% of the Target Fund’s net assets at the time of such purchase to be invested in illiquid securities. If such policy were to be changed, such investments in illiquid securities would be limited to no more than 15% of the Target Fund’s net assets. In connection with the implementation of Rule 22e-4 under the 1940 Act, the 15% limitation applies to investments in illiquid securities that are “assets” (i.e., investments that have positive values). The Acquiring Fund is also subject to the 15% limitation on investments in illiquid securities under Rule 22e-4.
E.    Comparison of Investment Advisory Agreements and Sub-Advisory Agreement
Investment Advisory Agreements
Matrix Advisory Agreement. Matrix Advisors serves as the investment adviser to the Target Fund pursuant to an advisory agreement (the “Matrix Advisory Agreement”) with the Target Fund. The Matrix Advisory Agreement describes the services Matrix provides to the Target Fund, which generally includes providing the Target Fund with advice on buying and selling securities. Matrix Advisors also furnishes the Target Fund with office space and certain administrative services and provides most of the personnel needed by the Target Fund.
Pursuant to the Matrix Advisory Agreement, Matrix Advisors receives an annual management fee equal to 0.75% of the Target Fund’s average daily net assets. The Target Fund separately bears various other expenses incurred by the Target Fund, with certain exceptions, as described below.
Matrix Advisors has agreed to waive its management fee and/or reimburse the Target Fund’s operating expenses through at least October 31, 2025, to the extent necessary to ensure that the Target Fund’s total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, Target Fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.99% of the Target Fund’s average daily net assets. Although the expense cap/reimbursement does not apply to any expenses incurred in connection with any merger or reorganization, Matrix Advisors has agreed to pay the costs of the Reorganization.
The expense cap/reimbursement agreement can be terminated at any time, and without payment or penalty, by the Target Fund Board upon 60 days’ written notice to Matrix Advisors. The agreement may not be terminated by the Matrix Advisors without the consent of the Target Fund Board. The expense cap/reimbursement agreement has the effect of lowering the overall expense ratio for the Target Fund and increasing the Target Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed. Matrix Advisors is permitted to recoup any expenses or fees it has waived or reimbursed within a three-year period from the date of the waiver or reimbursement, if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. The expense cap/reimbursement agreement may have the effect of increasing the Target Fund’s overall expense ratio during any periods where Matrix Advisors recoups previously waived or reimbursed expenses.
A discussion summarizing the basis of the Matrix Board’s approval of the Matrix Advisory Agreement between the Target Fund and Matrix Advisors is included in the Target Fund’s Semi-Annual Report for the period ended December 31, 2023.
For its services as investment adviser to the Target Fund, Matrix Advisors received the following fees for the periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Fees Waived	Advisory Fees Recouped	Total Advisory Fees Paid
June 30, 2024	$449,158	($128,368)	N/A	$320,790
June 30, 2023	$405,671	($127, 806)	N/A	$277,865
June 30, 2022	$493,171	($111,340)	N/A	$381,831
Under the terms of the Matrix Advisory Agreement, Matrix Advisors, its directors, officers or employees, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Target Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Matrix Advisory Agreement is subject to termination by either Matrix Advisors or the Target Fund, without penalty on 60 days’ written notice to the other.  In addition, the Matrix Advisory Agreement will terminate automatically upon its assignment.
EA Advisory Agreement. Similar to the current Advisory Agreement between the Target Fund and Matrix Advisors, the investment advisory agreement between the EA Trust and EA Advisers (the “EA Advisory Agreement”) describes the services EA Advisers will provide to the Acquiring Fund. EA Advisers selects the Acquiring Fund’s sub-adviser and oversees the sub-adviser’s management of the Acquiring Fund. EA Advisers also provides trading, execution and various other administrative services and supervises the overall daily affairs of the Acquiring Fund.
EA Advisers is not liable to the EA Trust under the terms of the EA Advisory Agreement for any loss or damage arising from any action or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any investment or security, or otherwise, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard in EA Advisers performance of its duties to the Acquiring Fund. The EA Advisory Agreement may be terminated (i) by the EA Trust at any time as to the Acquiring Fund, without the payment of any penalty, upon giving EA Advisers 60 days’ notice, provided that such termination by the EA Trust shall be directed or approved by the vote of a majority of the Trustees of the EA Trust Board or by the vote of the holders of a majority of the voting securities of the Acquiring Fund, or (ii) by EA Advisers on 60 days’ written notice to the EA Trust. In addition, as with the Matrix Advisory Agreement, the EA Advisory Agreement will terminate automatically upon its assignment.
If the Reorganization is approved by the shareholders of the Target Fund, after the initial two-year term, the EA Advisory Agreement will continue in effect from year to year with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. For its services under the EA Advisory Agreement, EA Advisers will be entitled to a fee at the specified annual rate of 0.75% of the Acquiring Fund’s average daily net assets. In addition, pursuant to the terms of the EA Advisory Agreement, EA Advisers will pay all expenses incurred by the Acquiring Fund except for the advisory fee, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquiring fund fees and expenses (including affiliated funds’ fees and expenses), taxes (including tax-related services), interest (including borrowing costs), litigation expenses (including class action-related services) and other non-routine or extraordinary expenses. Additionally, the Acquiring Fund shall be responsible for its non-operating expenses and fees and expenses associated with the Acquiring Fund’s securities lending program, if applicable.
The Acquiring Fund is a newly organized series of the EA Trust and has not commenced operations. Accordingly, the Acquiring Fund does not yet have any advisory fee information to report.
Sub-Advisory Agreement
The Target Fund does not engage a sub-adviser.
Matrix Advisors, the Target Fund’s investment adviser, will serve as the sub-adviser to the Acquiring Fund.
EA Advisers has entered into a sub-advisory agreement with Matrix Advisors and the EA Trust with respect to the Acquiring Fund (the “Matrix Sub-Advisory Agreement”). Under the Matrix Sub-Advisory Agreement, Matrix Advisors is responsible for selecting the Acquiring Fund’s investments in accordance with the Acquiring Fund’s investment objectives, policies and restrictions. Matrix Advisors is not responsible for selecting broker-dealers or placing the Acquiring Fund’s trades. Rather, Matrix Advisors constructs the overall portfolio and provides trading instructions to EA Advisers, and, in turn, EA Advisers is responsible for selecting broker-dealers and placing the Acquiring Fund’s trades. Pursuant to the Matrix Sub-Advisory Agreement between EA Advisers, Matrix Advisors and the EA Trust, EA Advisers compensates Matrix Advisors out of the unitary investment management fees it receives from the Acquiring Fund.
After the initial two-year term, the continuance of the Matrix Sub-Advisory Agreement must be specifically approved with respect to the Acquiring Fund at least annually: (i) by the vote of the EA Trust Board or by a vote of the shareholders of the Acquiring Fund; and (ii) by the vote of a majority of the Trustees of the EA Trust Board who are not parties to the agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Matrix Sub-Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the EA Trust Board or by a majority of the outstanding voting securities of the Acquiring Fund. The Matrix Sub-Advisory Agreement also may be terminated by EA Advisers upon sixty (60) days’ written notice to Matrix Advisors or upon sixty (60) day’s written notice to EA Advisers and the EA Trust Board. Finally, the Matrix Sub-Advisory Agreement will terminate automatically in the event of the termination of the EA Advisory Agreement between EA Advisers and the EA Trust, with respect to the Acquiring Fund.
A discussion summarizing the basis of the EA Trust Board’s approval of the EA Advisory Agreement and the Matrix Sub-Advisory will be included in the Acquiring Fund’s first Form N-CSR.
F. Comparison of Distribution, Purchase and Redemption, and Distribution Plan
Distribution
Shares of the Target Fund are sold on a continuous basis at NAV by the Target Fund’s Distributor. All initial investments must be made by check or wire or through the Automated Clearing House (ACH) network. The Target Fund requires a minimum investment of $1,000. Certain exemptions apply as set forth in the Target Fund’s prospectus. Investors should check the Target Fund’s website (https://matrixadvisorsvaluefund.com/) for further information.
The Acquiring Fund issues and redeems shares on a continuous basis, at NAV, only in large, specified blocks of shares, known as a Creation Unit, which are purchase and sold by Authorized Participants. The Acquiring Fund’s shares are generally not individually redeemable securities, except when aggregated as Creation Units.
Purchase and Redemption
Shares of each Fund are sold without a sales charge. The Target Fund and the Acquiring Fund have different procedures for the purchase of shares.
Target Fund shares may be purchased by shareholders by opening an account with the Target Fund or otherwise purchasing shares through a financial intermediary. Shareholders may redeem shares directly from the Target Fund in exchange for cash.
Shares of the Acquiring Fund are listed and traded on the NYSE Arca, Inc. under the ticker symbol MAVF. Individual shares of the Acquiring Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Acquiring Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, Acquiring Fund shares may trade at a price greater than (premium) or less than (discount) the Acquiring Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of the Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Distribution Plan
The Target Fund Board has not adopted a distribution plan under Rule 12b-1 under the 1940 Act for the Target Fund.
The EA Trust Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for the Acquiring Fund. In accordance with its Rule 12b-1 plan, the Acquiring Fund may be authorized to pay distribution fees of up to 0.25% of its average daily net assets each year to the Distributor and other firms that provide distribution and shareholder services. The maximum amount payable under the Plan is set at 0% until there is further action by the EA Trust Board. In the event 12b-1 fees are charged, over time they would increase the cost of an investment in the Acquiring Fund because they would be paid on an ongoing basis.
Differences in Purchases and Redemptions of Shares
Target Fund
The Target Fund is a mutual fund, and shares of the Target Fund are sold at the next determined NAV. Shareholders or prospective shareholders of the Target Fund may purchase shares of the Target Fund on any day that the NYSE is open for trading, subject to certain restrictions. Purchases may be made by mailing an application or request to Matrix Advisors Value Fund, Inc. c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701,

or by calling 1-888-998-9890. You also may purchase shares through a financial intermediary, such as a broker-dealer, bank, or trust company. The minimum initial investment for the Target Fund is $1,000 and the minimum subsequent investment is $100.
Shares of the Target Fund are redeemed directly from the Target Fund at the next determined NAV on any day that the NYSE is open for trading, subject to certain restrictions. Redemptions may be made by mailing an application or redemption request to Matrix Advisors Value Fund, Inc. c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701. Shareholders may also redeem shares through a financial intermediary.
Acquiring Fund
The Acquiring Fund is an ETF. The Acquiring Fund is traded on the Exchange during the trading day. Individual fund shares can be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price throughout the trading day, like other shares of publicly traded securities. Individual ETF shares are not purchased or redeemed by investors directly from the Acquiring Fund, except in creation units. ETF shares are bought and sold at market prices, rather than the net asset value, and shares may trade at a price greater (premium) or less (discount) than the net asset value. There is no minimum investment for purchases made on the Exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). The spread with respect to Acquiring Fund’s shares varies over time based on the Acquiring Fund’s trading volume and market liquidity and is generally lower (or narrow) if the Acquiring Fund has a lot of trading volume and market liquidity and higher (or wider) if the Acquiring Fund has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the Acquiring Fund shares when they buy or sell ETF shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.
Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Acquiring Fund. The Acquiring Fund will issue or redeem creation units at the NAV next determined after the receipt of an order in proper form, generally in exchange for a basket of assets that the Acquiring Fund specifies each day. The Acquiring Fund’s shares may only be purchased or redeemed in creation units by submitting an order to the Acquiring Fund’s transfer agent. More information about the purchase and sale of ETF shares in creation units can be found in the Acquiring Fund’s Statement of Additional Information under “Transactions in Creation Units”.
G.     Key Information about the Reorganization
The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement/Prospectus as Appendix A.
1. Agreement and Plan of Reorganization
At the Special Meeting, the shareholders of the Target Fund will be asked to approve the Plan to reorganize the Target Fund into the Acquiring Fund. The Acquiring Fund is a series of the EA Trust. If the Plan is approved by the shareholders of the Target Fund and the Reorganization is completed, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of shares of the Acquiring Fund, and a cash payment in lieu of fractional shares of the Acquiring Fund, with an aggregate NAV equal to the aggregate NAV of the Target Fund as of the close of business on the closing date of the Reorganization (the “Closing”), and (ii) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities. Immediately thereafter, the Target Fund will distribute the shares of the Acquiring Fund, and a cash payment in lieu of fractional shares of the Acquiring Fund, received to its shareholders in exchange for the Target Fund shares held by the shareholders and in proportion to the relative NAV of their holdings of shares of the Target Fund by instructing the EA Trust’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Target Fund. The expenses associated with the Reorganization will be borne by Matrix Advisors. Certificates evidencing Acquiring Fund shares will not be issued to the Target Fund’s shareholders. Upon completion of the Reorganization, each shareholder of the Target Fund will own a number of shares of the Acquiring Fund and will receive a cash payment in lieu of fractional shares of the Acquiring Fund, equal in value to the aggregate value of such shareholder’s shares of the Target Fund at the time of the exchange.
Until the Closing, shareholders of the Target Fund will continue to be able to sell their shares at the Target Fund’s next determined NAV on any day that the NYSE is open for trading, subject to certain restrictions. After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer agent books of the Target Fund will be permanently closed.
The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from tax counsel to the EA Trust with respect to the federal income tax consequences of the Reorganization. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on February 21, 2025, or such other date agreed to by the Target Fund and the EA Trust.
The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Target Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the Target Fund Board or the EA Trust Board if, among other reasons, the Target Fund Board or the EA Trust Board determines that the Reorganization is not in the best interests of its shareholders.
2. Description of the Acquiring Fund’s Shares
The Acquiring Fund’s shares issued to the shareholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Individual shares of the Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer at market price.
3. Board Considerations Relating to the Reorganization
The Target Fund Board considered and discussed the Reorganization with representatives of Matrix Advisors and EA Advisers at a meeting held on November 1, 2024. The Target Fund Board, based on these considerations, approved the Plan and the solicitation of shareholders of the Target Fund to vote on the Plan.
In considering the Plan and the Reorganization, the Target Fund Board and its Independent Directors reviewed information provided by EA Advisers and Matrix Advisors in response to an information request addressing, among other things, the nature and structure of the Reorganization, the proposed impact and benefits to shareholders, any changes in portfolio strategy, management, or design, the differences to shareholders of owning shares of an ETF compared to a more traditional mutual fund, EA Advisers’ experience, resources and capabilities, and the tax impact of the Reorganization. At the meeting held on November 1, 2024, the Target Fund Board met with representatives from EA Advisers and Matrix Advisors who presented their reasoning for the Reorganization of the Target Fund into the Acquiring Fund. Matrix Advisors explained to the Target Fund Board that it had concluded that the Reorganization should benefit shareholders of the Target Fund and recommended that the Target Fund Board approve the Reorganization. Among the reasons provided and factors discussed were:
•    ETFs have become the preferred structure of fund investments for the current generation of retail investors and financial advisors;
•Fund flows into ETF investments have been far more favorable than the traditional mutual fund industry, which might allow for better asset inflows and should be a net positive to shareholders for fee trends and capital gains;
•The total annual operating expenses for the Acquiring Fund are expected to be lower than the Target Fund (both before and after fee waiver and/or expense reimbursement of the Target Fund). The total annual operating expenses for the Acquiring Fund are expected to be 0.75% of the average daily net assets compared to 0.99% for the Target Fund under its current contractual expense limitation;
•The terms and conditions of the Plan and the Reorganization, including that Target Fund shareholders will receive Acquiring Fund shares with the same aggregate NAV as their Target Fund Shares (adjusted for distributions to redeem fractional shares, if any), and would not result in the dilution of shareholder interests;
•The benefits of the ETF structure, including increased flexibility to buy and sell shares at current market prices, the transparency of portfolio holdings, the tax advantages of the ETF structure and the strong interest in ETFs among taxable investors;
•Although there are structural differences in an ETF compared to a mutual fund, the two funds’ have identical investment objectives, and substantially similar investment strategies and restrictions, excluding ETF-specific risks and that the Acquiring Fund will be classified as a non-diversified fund whereas the Target Fund is classified as a diversified fund;
•Although a non-diversified fund, such as the Acquiring Fund, can have increased ownership in fewer companies and an increased risk profile, the Acquiring Fund is expected to be managed in a similar manner as the Target Fund;
•The ETF-specific risks were outweighed by the overall benefits of the Acquiring Fund shareholders being a shareholder in an ETF. The Board considered ETF-specific risks, such as but not limited to: the concentration risk of authorized participants, market makers and liquidity providers; the premium-discount risk; cost of trading risk and trading risk. (Each of these risks is described in more detail in the section titled “Comparison of Principal Investment Risks.”)
•The costs of the Reorganization will be borne by Matrix Advisors;
•The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes;
•The capabilities of EA Advisers, including the depth and experience of senior management;
•Possible disadvantages to shareholders were outweighed by the advantages. In this regard, the Board considered disadvantages such as that shares must be held in a brokerage account, not at the Fund’s transfer agent, which could require an application be completed by shareholders to open a brokerage account if one does not exist;
•Shareholders may have slightly higher trading costs because ETFs trade like stocks, and the market trade price for the ETF may differ slightly from the NAV;
•The conversion process should be a non-event to nearly all Target Fund shareholders because only a small segment of shareholders hold their shares outside of a brokerage account; and
•Alternatives to the Reorganization such as maintaining the status quo, liquidating the Target Fund or merging with another acquiring fund were less favorable than the Reorganization.
The Target Fund Board did not identify any particular information or consideration that was all-important or controlling, and each individual Director may have attributed different weights to various factors.
After consideration of these and other factors it deemed appropriate, the Target Fund Board determined that the Reorganization is in the best interests of the Target Fund and would not dilute the interests of the Target Fund’s existing shareholders. The Target Fund Board, including those Target Fund Board members who are not “interested persons” of the Target Fund, as defined in the 1940 Act, unanimously approved the Plan. The Target Fund Board noted that if shareholders of the Target Fund do not approve the Plan, the Target Fund would not be reorganized into the Acquiring Fund and the Target Fund would continue to operate as a traditional mutual fund overseen by the Target Fund Board and managed by Matrix Advisors.
4. Federal Income Tax Consequences
For each year of its existence, the Target Fund has had in effect an election to be qualified for treatment as, a “regulated investment company” under the Code. Accordingly, Target Fund believes it has been and will continue, through the Closing of the Reorganization to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.
As a condition to the Closing of the Reorganization, the Target Fund and the EA Trust will receive, on behalf of the Target Fund and the Acquiring Fund, respectively, a tax opinion from Practus, LLP with respect to the

Reorganization substantially to the effect that for federal income tax purposes (defined terms not defined herein have the meaning ascribed in the Plan):
•The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code, plus, a redemption of fractional shares of the Target Fund immediately before the Closing;
•No gain or loss will be recognized by the Target Fund upon the transfer of all the Assets of the Target Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
•The tax basis in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;
•The holding period in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such Asset;
•No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund as part of the Reorganization;
•No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund as part of the Reorganization (except with respect to cash received by Target Fund Shareholders in redemption of fractional shares prior to the Reorganization);
•The aggregate tax basis of the shares of the Acquiring Fund Shares each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor; and
•Each Target Fund Shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target Fund Shareholder’s holding period for the shares of the Target Fund exchanged therefor.
In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Target Fund and the EA Trust, on behalf of the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.
Shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. Such redemption will result in a cash payment, which is expected to be small and result in taxable gain or loss for shareholders who hold such fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of such redemption.
The tax opinion is not binding on the Internal Revenue Service (“IRS”) or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.
Prior to the Closing, the Target Fund will, as necessary, declare and pay one or more dividends and/or other distributions, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to the Target Fund’s shareholders all of its net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for each taxable year ending on or before the closing date of the Reorganization (and treating the Target Fund’s current taxable year as ending on the Closing Date). Any such distribution will generally be taxable income to the Target Fund’s shareholders.
By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Target Fund. The Reorganization is not expected to independently result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Target Fund. However, the capital loss carryforwards may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization. As of June 30, 2024, the Target Fund did not have any capital loss carryovers.
The Target Fund’s capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above, may change significantly between now and the date of the Closing. The ability of any fund to use capital losses to offset gains (even in the absence of a reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.
Although the Target Fund is not aware of any adverse state income tax consequences, the Target Fund has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.
5. Comparison of Forms of Organization and Shareholder Rights
Form of Organization
The Target Fund is a Maryland corporation governed by its Articles of Amendment (the “Target Fund Articles”), By-Laws and a Board of Directors. The EA Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust (the “EA Trust Declaration of Trust”), By-Laws and a Board of Trustees. The operations of the Target Fund and the EA Trust are also governed by applicable state and federal law.
Shares
The shares of the Target Fund have a par value of $0.01 par share The Target Fund has 30,000,000 shares authorized and 692,392 shares outstanding as of June 30, 2024.
The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest.
Shareholders of each Fund do not have preemptive rights.
Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent
The Target Fund Articles and Bylaws do not address specific items for which shareholders have the power to vote. However, Maryland law provides that shareholders shall elect directors and have the power to remove directors. Additionally, shareholders are entitled to vote on each matter submitted to a vote at a meeting of shareholders.
Pursuant to the EA Trust Declaration of Trust, shareholders have the right to vote only (i) on such matters required by the EA Trust Declaration of Trust, the By-Laws, the 1940 Act, other applicable law and any registration statement of the EA Trust filed with the SEC, the registration of which is effective; and (ii) on such other matters as the Target Fund Board may consider necessary or desirable.
The Target Fund and the Acquiring Fund have the same quorum requirements. The presence in person or by proxy of one-third of the holders of shares of the Target Fund or the EA Trust are entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the EA Declaration of Trust, the Target Fund Articles or the applicable By-Laws.

On each matter submitted to a vote of shareholders of the Target Fund or Acquiring Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a corresponding fractional vote. There is no cumulative voting in the election or removal of Trustees. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the EA Declaration of Trust, the Target Fund Articles or the applicable By-Laws or as shall be permitted by the Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.
Shareholder Meetings
The Target Fund and the EA Trust are not required to, and do not, have annual meetings. Nonetheless, the Target Fund Board and the EA Trust Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Target Fund Articles and By-laws and the EA Trust Declaration of Trust and By-Laws.
Shareholder Liability
The Target Fund Articles and the Bylaws do not address shareholder liability. However, Maryland law provides that shareholders of a corporation are generally not liable for the corporation’s debts and obligations.
The EA Trust Declaration of Trust disclaims shareholder liability for all loss and expense, including without limitation, attorneys’ fees, arising from such claim or demand the debts, liabilities, obligations and expenses of the EA Trust or any of its respective series and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquiring Fund. Shareholders of the EA Trust have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.
Amendments to Target Fund Articles and Declaration of Trust
The Target Fund Articles do not address amendments, other than reserving the right to make amendments authorized by law. Maryland law provides that amendments to change the name of the corporation, change the name or other designation or the par value of any class or series of stock and the aggregate par value of the corporation shall not require shareholder action. Thus, the foregoing amendments can be approved by a majority of the board of directors.  Also under Maryland law, the Target Fund Board has the power and authority, without the approval any shareholders, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that the Target Fund has authority to issue. The Board of Directors has the exclusive power to amend the Bylaws.
The EA Trust Board may amend the Agreement and Declaration of Trust by an instrument signed by a majority of the EA Trust Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.
The foregoing is a general summary of certain provisions of the trust instruments and by-laws governing the Target Fund and the EA Trust. It is qualified in its entirety by reference to the respective organizational documents.
6. Capitalization
The following table shows, as of October 31, 2024, (1) the unaudited capitalization of the Target Fund and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the Reorganization as of that date. The capitalizations of the Target Fund and the Acquiring Fund are likely to be different upon the closing of the Reorganization as a result of daily share purchase, redemption, and market activity.

	Target Fund	Pro Forma- Acquiring Fund after Reorganization (estimated)
Net Assets	$69,717,638	$69,717,638
Total Shares Outstanding	681,702	681,702
Net Asset Value Per Share	$102.27	$102.27
1 The Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization.
The Target Fund will be the accounting and performance survivor following the Reorganization.

H. Additional Information about the Funds
1. Past Performance of the Target Fund
Performance Summary
The following bar chart and table provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual returns for certain time periods compare with those of a broad-based securities market index. All returns assume reinvestment of dividends and distributions. Updated performance information is available at no cost by visiting the Target Fund’s website at: https://matrixadvisorsvaluefund.com/ or by calling toll-free 1-866-366-6223. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
If the Reorganization is approved, the Acquiring Fund will assume the performance history and will be the accounting survivor of the Reorganization. As a result, the Acquiring Fund will continue to show the historical investment performance and returns of the Target Fund. The Acquiring Fund will have a different investment adviser although Matrix Advisors will serve as its sub-adviser and will follow the same investment objective and substantially similar investment strategies as the Target Fund, as described elsewhere in this Proxy Statement/Prospectus.
Calendar-Year Total Return as of December 31 for the Target Fund
* The Fund’s year-to-date return as of September 30, 2024 was 17.79%.
During the periods shown in the bar chart, the Fund’s highest quarterly return was 23.90% for the quarter ended June 30, 2020, and the lowest quarterly return was -27.68% for the quarter ended March 31, 2020.

Average Annual Total Returns (for periods ended December 31, 2023)	One Year	Five Years	Ten Years
Return Before Taxes	25.21%	13.50%	8.54%
Return After Taxes on Distributions[1]	24.68%	12.12%	7.47%
Return After Taxes on Distributions and Sale of Fund Shares[1]	15.29%	10.63%	6.73%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	12.03%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	11.46%	10.91%	8.40%
1 This table shows returns for the Predecessor Mutual Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who held their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts
The Acquiring Fund has not yet commenced operations and therefore does not have any performance information to provide.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2024, the Target Fund’s portfolio turnover rate was 20% of the average value of its portfolio. The Acquiring Fund has not yet commenced operations and therefore does not have portfolio turnover information to provide.
2. Investment Advisers, Sub-Advisers, Portfolio Managers, and Manager of Managers Structure
Investment Adviser – Target Fund
The Target Fund’s investment adviser is Matrix Asset Advisors, Inc. (“Matrix Advisors”), which is a Delaware corporation. Matrix Advisors is located at 10 Bank Street, Suite 590, White Plains, New York, 10606. Matrix Advisors has provided investment advisory services to individuals, endowment, and pension accounts since 1986 and to another mutual fund since 2016. As of September 30, 2024, the Matrix Advisors managed assets of approximately $1.166 billion. Matrix Advisors provides the Fund with advice on buying and selling securities. Matrix Advisors also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund.
Investment Adviser – Acquiring Fund
EA Advisers, located at 19 East Eagle Road, Havertown, PA 19083, is the investment adviser to the Acquiring Fund. EA Advisers provides trading, execution and various other administrative services and supervises the overall daily affairs of the Funds, subject to the general supervision and control of the EA Trust Board. EA Advisers is wholly-owned by Alpha Architect LLC. EA Advisers is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.
Sub-Adviser – Acquiring Fund
Matrix Advisors will serve as the sub-adviser to the Acquiring Fund. Matrix Advisors will be responsible for the day-to-day management of the Fund. For further information regarding Matrix Advisors, please refer to “Investment Adviser – Target Fund” above.
Under the Matrix Sub-Advisory Agreement, Matrix Advisors is responsible for selecting the Acquiring Fund’s investments in accordance with the Acquiring Fund’s investment objectives, policies and restrictions. Matrix Advisors is not responsible for selecting broker-dealers or placing the Acquiring Fund’s trades. Rather, Matrix Advisors constructs the overall portfolio and provides trading instructions to EA Advisers, and, in turn, EA Advisers is responsible for selecting broker-dealers and placing the Acquiring Fund’s trades. Pursuant to the Matrix Sub-

Advisory Agreement between EA Advisers, Matrix Advisors and the EA Trust, EA Advisers compensates Matrix Advisors out of the unitary investment management fees it receives from the Acquiring Fund.
Portfolio Manager – Target Fund and Acquiring Fund
David Katz is the manager who is responsible for the day-to-day management of the Target Fund. Mr. Katz will also serve as the portfolio manager for the Acquiring Fund.
Mr. David A. Katz, President and Chief Investment Officer of Matrix Advisor, has overall responsibility for the Matrix Advisor’s investment efforts and is primarily responsible for the management of the Target Fund’s portfolio. He graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction. His numerous works on Value Investing have earned him various awards and distinctions at the undergraduate and graduate levels. Mr. Katz is a CFA® charterholder. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with the late John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990, he merged the Value Matrix Management organization into Matrix Asset Advisors, Inc. Mr. Katz chairs the Investment Policy Committee and is a Portfolio Manager/Analyst. He appears frequently as a guest on CNBC and Bloomberg Radio. He has been President and Chief Investment Officer of Matrix Advisors and a principal shareholder of Matrix Advisors for over thirty-five years.
Mr. Katz will also serve as the portfolio manager to the Acquiring Fund.
Each of the Target Fund’s SAI and the Acquiring Fund’s SAI provide additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Target Fund securities.
Acquiring Fund - Manager of Managers Structure
EA Advisers and the EA Trust have received an exemptive order from the SEC which allows EA Advisers to operate the Acquiring Fund under a “manager of managers” structure (the “EA Order”). Pursuant to the EA Order, EA Advisers may, subject to the approval of the EA Trust Board, hire or replace unaffiliated sub-advisers and modify any existing or future agreement with such sub-advisers without obtaining shareholder approval. Pursuant to the EA Order, EA Advisers, with the approval of the EA Trust Board, has the discretion to terminate any sub-adviser and allocate and reallocate the Acquiring Fund’s assets among EA Advisers and any other sub-adviser. Within 90 days after hiring any new sub-adviser, the Acquiring Fund’s shareholders will receive information about any new sub-advisory relationships. Replacement of EA Advisers or the imposition of material changes to the advisory agreement would continue to require prior shareholder approval.
3. Directors/Trustees and Service Providers for the Target Fund and EA Trust
The Target Fund and the EA Trust are operated by their respective boards and officers, which are separate and different.
Directors of the Target Fund
The Target Fund Board has four directors, three of whom are not “interested persons” of the Target Fund as that term is defined under the 1940 Act. The following individuals comprise the Target Fund Board: T. Michael Tucker, Larry D. Kieszek, David S. Wyler, and David A. Katz (interested director).
Trustees of the EA Trust
The EA Trust Board has four trustees, three of whom are not “interested persons” of the EA Trust as that term is defined under the 1940 Act. The following individuals comprise the EA Trust Board: Michael S. Pagano, Daniel Dorn, Chukwuemeka (Emeka) O. Oguh, and Wesley R. Gray (interested trustee).
Service Providers
The Target Fund and the Acquiring Fund utilize the same service providers as shown below:

Administrator	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202
Distributor	Quasar Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Fund Accounting Agent & Transfer Agent	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia, PA 19102
Custodian	U.S. Bank National Association 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212
II. Voting Information
A. General Information
How to Vote
This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Target Fund Board to solicit your vote at a special meeting of shareholders of the Target Fund. The Special Meeting will be held at 10 Bank Street, Suite 590, White Plains, New York 10606.
You may vote in one of the following ways:
•in person, by attending the Special Meeting;
•complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
•call the toll-free number listed on the enclosed proxy card to reach an automated touch tone voting line or to speak with a live operator; or
•via the Internet by following the instructions set forth on your proxy card.
You may revoke a proxy once it is given. If you desire to revoke a proxy before it is exercised at the Special Meeting, you may do so either by writing to the Secretary of the Target Fund at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number, through the Internet website address listed in the enclosed voting instructions or by submitting a later dated proxy card. If not revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.
Quorum
Only shareholders of record on December 17, 2024 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each share of the Target Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of the Target Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Target Fund.

Vote Required
Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Target Fund.
If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization of the Target Fund will not be implemented. In such case, the Target Fund would continue to operate as a traditional mutual fund overseen by the Target Fund Board and be managed by Matrix Advisors.
Adjournments
If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Target Fund may be adjourned from time to time (but no longer than 120 days from the Record Date) by any shareholders entitled to vote and present in person or by proxy, and the Special Meeting of the Target Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC's proxy rules, including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.
Effect of Abstentions and Broker “Non-Votes”
All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal will “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or shareholders entitled to vote, even if the broker has discretionary voting power (i.e., the proposal to approve the Plan is non-discretionary). Because the proposal is non-discretionary, the Target Fund does not expect to receive broker non-votes.
Assuming the presence of a quorum, abstentions and broker non-votes will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.
B. Method and Cost of Solicitation
This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Target Fund Board for use at the Special Meeting. The close of business on December 17, 2024, is the Record Date for determining the shareholders of the Target Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Target Fund expects that the solicitation of proxies will be primarily by mail, e-mail and telephone and may be made be certain employees of Matrix Advisors or Sodalit & Co. Matrix Advisors has retained Sodali & Co to provide proxy services. Matrix Advisors will bear all costs of the Special Meeting, including the costs of retaining Sodali & Co, and other expenses incurred in connection with the solicitation of proxies, which are anticipated to be approximately $25,000. Matrix Advisors will pay these costs regardless of whether the Reorganization is consummated.
C. Right to Revoke Proxy
Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by writing to the Secretary of the Target Fund at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number, though the Internet website address listed in the enclosed voting instructions or by submitting a later dated proxy card. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D. Voting Securities and Principal Holders
Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the Target Fund at the Special Meeting. As of the Record Date, there were 697,287 shares outstanding and entitled to vote at the Special Meeting.
Listed below are the names, addresses, and percent ownership of each person who, as of the Record Date, to the best knowledge of the Target Fund, owned 5% or more of the outstanding shares of the Target Fund. A shareholder who owns 25% or more of the outstanding securities of the Target Fund is presumed to “control” the Fund as defined in the 1940 Act and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

Name/Address	Percentage of Total Outstanding Shares of the Target Fund	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA 94105-1905	58.85%	Record
National Financial Services LLC 499 Washington Blvd., Fl. 4th, Jersey City, NJ 07310-1995	15.51%	Record
David Katz* c/o Matrix Asset Advisors, Inc. 10 Bank Street, Suite 590, White Plains, NY 10606	6.51%	Beneficial
*Mr. Katz’s shares, which are beneficially owned, may be reflected more than once in the table above, as they may also be reported in the holdings for Charles Schwab & Co., Inc. and National Financial Services, LLC, as record holder for such shares.

E. Interest of Certain Persons in the Transaction
EA Advisers may be deemed to have an interest in the Reorganization because it will receive fees from the Acquiring Fund for its services as investment adviser.
Matrix may be deemed to have an interest in the Reorganization because it will serve as the sub-adviser to the Acquiring Fund following the Reorganization and will receive fees from EA Advisers for its services as sub-adviser.
III. Miscellaneous Information
A. Other Business
The Target Fund Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Target Fund Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.
B. Next Meeting of Shareholders
The Target Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Target Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Target Fund will be held at such time as the Target Fund Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Target Fund at its office at a reasonable time before the Target Fund begins to print and mail its proxy statement, as determined by the Target Fund Board, to be included in the Target Fund’s proxy statement and form of proxy relating to that meeting and must satisfy all other legal requirements.
C. Legal Matters
Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and concerning the federal income tax consequences of the Reorganization will be passed upon by Practus, LLP.

D. Independent Registered Public Accounting Firm
The financial statements of the Target Fund for the fiscal year ended June 30, 2024, contained in the Target Fund’s Annual Report to Shareholders, has been audited by Tait, Weller & Baker LLP (“Tait”), independent registered public accounting firm. The Acquiring Fund is recently organized and therefore does not yet have audited financial statements. Tait serves as the independent registered public accounting firm for the Acquiring Fund.
E. Information Filed with the SEC
The Target Fund and the EA Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Target Fund may be inspected without charge and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov.

EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit
A.Form of Agreement and Plan of Reorganization
B.Financial Highlights of the Target Fund
C.Comparison of Maryland and Delaware Governing Instruments and State Law

EXHIBIT A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this day of [ ], 2025, by and among: (i) Matrix Advisors Value Fund, Inc. (the “Target Fund”); and (ii) EA Trust (the “Acquiring Entity”), on behalf of its series the Matrix Advisors Value ETF (the “Acquiring Fund”). Matrix Asset Advisors, Inc. (“Matrix”) joins this Agreement solely for purposes of Section 9.2.
WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets (as such term is defined in Section 1.1(b)) of the Target Fund in exchange for shares of the Acquiring Fund of equal value to the Net Assets (as such term is defined in Section 1.1(c)) of the Target Fund and the assumption of the Liabilities (as such term is defined in Section 1.1(c)), and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the Target Fund, in connection with the complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, the “Reorganization”). Following its liquidation, the Target Fund will be dissolved. The Acquiring Fund is, and will be immediately prior to Closing (as defined in Section 3.1), a shell series, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q)) or liabilities, created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;
WHEREAS, each of the Target Fund and the Acquiring Entity is an open-end, registered investment company of the management type; and
WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”), plus, as provided in Section 5.1(p), a redemption of fractional shares of the Target Fund immediately before the Closing (as defined in Section 3.1).
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:
1.    DESCRIPTION OF THE REORGANIZATION
1.1. Provided that all conditions precedent to the Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Fund and the Acquiring Entity agree to take the following steps with respect to the Reorganization:
(a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.1(c), and deliver to the Target Fund for distribution to the shareholders of the Target Fund the number of Acquiring Fund shares, all as determined in the manner set forth in Section 2.
(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all property, goodwill, and assets of every description and all interests, rights, privileges and powers of the Target Fund that are shown as an asset on the books and records of the Target Fund as of the Closing Time (collectively, the “Assets”). The Assets of the Target Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund Assets), and there shall be no restrictions on the full transfer thereof (except for those imposed by the federal or state securities laws).
(c) The Acquiring Fund shall assume and pay when due all obligations and liabilities of the Target Fund, existing on or after the Closing Date, whether absolute, accrued, contingent or otherwise (except that certain expenses of the Reorganization contemplated hereby to be paid as provided in Section 9.2 hereof shall not be assumed or paid by the Acquiring Fund) (collectively, the “Liabilities”), and such Liabilities shall become the obligations and liabilities of the Acquiring Fund. The Target Fund will use its reasonable best efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in Section 2.1(a))

to the extent permissible and consistent with its own investment objectives and policies. The Assets minus the Liabilities of the Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”
(d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund received by the Target Fund pursuant to Section 1.1(a), on a pro rata basis, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Corporate Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Corporate Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished by the transfer of the Acquiring Fund’s shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund’s shares owned by the Target Fund Shareholders on the Valuation Date (following the redemption of fractional shares pursuant to Section 5.1(p)). For Target Fund Shareholders that hold Target Fund shares through accounts that are not permitted to hold Acquiring Fund shares, Acquiring Fund shares may be held by a transfer agent of the Acquiring Fund for the benefit of such Target Fund Shareholders pending delivery of information with respect to accounts that are permitted to hold Acquiring Fund shares. The Acquiring Fund shall not issue certificates representing the Acquiring Fund’s shares in connection with such exchange.
(e) Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.
(f) Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.
(g) Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.
2.    VALUATION
2.1. With respect to the Reorganization:
(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) less the value of any cash or other assets used to redeem fractional shares pursuant to Section 5.1(p), which shall reflect the declaration of any dividends, on the Closing Date (the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Fund’s board of directors. On the Valuation Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern time) on the Valuation Date, or as soon as practicable thereafter.
(b) The aggregate net asset value of the Acquiring Fund shares issued in connection with the Reorganization shall be the aggregate net asset value of the Target Fund shares as of the close of business on the Valuation Date (following the redemption of fractional shares pursuant to Section 5.1(p)).
(c) All Acquiring Fund shares delivered to a Target Fund Shareholder will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.
(d) All computations of value shall be made by the Target Fund or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Target Fund or the Acquiring Entity, by the independent registered public accountant of the requesting party.

3.    CLOSING AND CLOSING DATE
    3.1. The Reorganization shall close on February 21, 2025, or such other date as the authorized officers of the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern time or the finalization of the Target Fund’s net asset value on the Closing Date of the Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree. In respect of the Reorganization, the Target Fund shall notify the Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least five (5) business days prior to the Closing Date.
3.2. With respect to the Reorganization:
(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Time to the Acquiring Fund’s custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct its custodian (the “Target Custodian”) to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian to the Acquiring Fund’s custodian. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.
(b) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.
(c) At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
(d) In the event that on the Valuation Date or the Closing Date of the Reorganization (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the board of directors of the Target Fund, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.    REPRESENTATIONS AND WARRANTIES
4.1. The Target Fund represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:
(a) The Target Fund is a corporation created under the laws of the State of Maryland on May 4, 1983 and is validly existing and in good standing under the laws of that state, with power under the Target Fund’s articles of incorporation and bylaws, as applicable (“Corporate Governing Documents”), to own all of its assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;
(b) The Target Fund is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Target Fund, threatened. All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;
(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority, Inc. (“FINRA”) is required for the consummation by the Target Fund, of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except that such transaction will require approval of the Target Fund shareholders;
(d) The current prospectus and statement of additional information and current shareholder reports of the Target Fund prior to the date of this Agreement, conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and the value of the Net Assets of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund and there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund during the twelve (12) month period preceding the date hereof that have not been remedied or will not be remedied prior to the Closing Date in accordance with the Target Fund’s policies and procedures that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. All advertising and sales material used by the Target Fund during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of FINRA;

(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;
(g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Fund’s Corporate Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound;
(h) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date;
(i) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement. The Target Fund, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. The Target Fund is not in violation of, and has not violated within the past three years, nor, to its knowledge, is the Target Fund under investigation with respect to or has it been threatened to be charged with or given notice of any violation of, any applicable law or regulation. The Target Fund (i) does not have outstanding any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person; (ii) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Fund; (iii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; (iv) has not entered into any amendment of its Corporate Governing Documents that has not been disclosed to the Acquiring Fund; (v) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than any liens for taxes not yet due and payable; and (vi) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring Fund;
(j) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished or made available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target

Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;
(k) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;
(l) On the Closing Date, all material Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service (the “Service”) pertaining to the reporting of distributions on and redemptions of its shares and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);
(m) The Target Fund: (i) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date, and for each such taxable year (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. Subject to the accuracy of the representations set forth in Section 4.2(i), the Target Fund expects to satisfy the requirements of Part I of Subchapter M of the Code to maintain qualification for treatment as a regulated investment company for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in Section 4.2(i), the Target Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify as a regulated investment company as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Target Fund has not at any time since its inception had any material tax liability under Sections 852 or 4982 of the Code that has not been timely paid. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to the Target Fund. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;
(n) The Target Fund has not changed its taxable year end within the most recent 48-month period ending on the last day of the month immediately preceding the Closing Date of the Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;
(o) The Target Fund has not been notified in writing that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and, to the knowledge of the Target Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund;
(p) The Target Fund has no actual liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the principal purpose of which do not relate to Taxes);
(q) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia and of Puerto Rico securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent for the Target Fund (the “Target Transfer Agent”), on behalf of the Target Fund. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares;
(r) The Target Fund has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the directors of the Target Fund and, subject to the approval of the shareholders of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(s) The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;
(t) As of the date of this Agreement or within a certain time as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information relating to the Target Fund reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the special meeting of the

Target Fund’s shareholders (the “Special Meeting”) to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of the Target Fund and the Closing Date, such information provided by the Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;
(u) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;
(v) The Target Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund;
(w) The Target Fund has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;
(x) The Target Fund has maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of the Target Fund’s business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Fund, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;
(y) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against certain debtors in such a Title 11 or similar case; and
(z) The Target Fund has no unamortized or unpaid organizational fees or expenses.
4.2. The Acquiring Entity, on behalf of itself or, where applicable for the Acquiring Fund, represents and warrants to the Target Fund as follows:
(a) The Acquiring Entity is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, with power under its declaration of trust and bylaws (“Trust Governing Documents”) to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder. The Acquiring Fund is a duly established and designated separate series of the Acquiring Entity;
(b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;
(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;
(d) The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization, and the prospectus and statement of additional information of the

Acquiring Fund that will be in effect on the Closing Date and that is included in the Acquiring Entity’s registration statement on Form N-1A, will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Trust Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;
(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(g) The Acquiring Fund has not yet commenced operations. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q)) or liabilities, formed for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to Matrix or its affiliate to secure any required initial shareholder approvals;
(h) As of the Closing Date, no federal, state or other Tax Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Acquiring Fund. As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not be under audit by any federal, state, local or foreign Tax authority and there will have been no Tax assessment asserted with respect to the Acquiring Fund, no levies, liens or other encumbrances on the Acquiring Fund, and no waivers of the time to assess any Taxes;
(i) The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and either will timely elect to be classified as an association that is subject to tax as a corporation for federal tax purposes by filing Form 8832 with the Service or will be as of the Closing Date a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (iii) has not filed any income tax return, and, subject to the accuracy of the representations and warranties in Section 4.1(m), intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, holds and has held no property other than de minimis seed capital (which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q) and has never had tax attributes, and (iv) is, or will be as of the Closing Date, a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;
(j) The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of the Agreement by the other parties thereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(k) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;
(l) The Acquiring Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund;
(m) The Acquiring Entity and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;
(n) The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against certain debtors in such a Title 11 or similar case;
(o) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Matrix or its affiliates;
(p) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;
(q) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be either the investment adviser or sub-adviser of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory contract and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest-bearing account; and
(r) As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of shareholders of the Target Fund and the Closing Date, the information provided by the Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

4.3. With respect to the Reorganization, the Target Fund and the Acquiring Entity, on behalf of the Acquiring Fund, represent and warrant as follows:
(a) The fair market value of the Acquiring Fund’s shares that each Target Fund Shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;
(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;
(c) No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and
(d) Immediately following consummation of the Reorganization,(1) the shareholders of the Acquiring Fund will own all the Acquiring Fund shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same assets and will be subject to the same liabilities that the Target Fund held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than regular, normal dividends) the Target Fund will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.
5.    COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET FUND
5.1. With respect to the Reorganization:
(a) The Target Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.
(b) The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement/prospectus with respect to the proxy solicitation to the shareholders of the Target Fund of the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.
(c) The Acquiring Entity shall file the N-14 Registration Statement with the Commission and use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable.
(d) The Target Fund will call, convene and hold a meeting of shareholders of the Target Fund as soon as practicable, in accordance with applicable law and the Target Fund’s Corporate Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in a proxy statement/prospectus, and for such other purposes as may be necessary or desirable. If insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Fund’s Corporate Governing Documents and applicable law, and as set forth in a proxy statement/prospectus in order to permit further solicitation of proxies.
(e) The Target Fund agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its shareholders of record entitled to receipt of the proxy statement/prospectus, in sufficient time to comply with requirements of the 1934 Act, the proxy statement/prospectus contained in the N-14 Registration Statement and other documents as are necessary.
(f) The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
(g) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares and will assist the Acquiring Fund in obtaining copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Entity.
(h) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(i) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of the shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.
(j) The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.
(k) The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.
(l) The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.
(m) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary to continue its operations after the Closing Date.
(n) A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent Tax year end of the Target Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code, shall be provided by the Target Fund to the Acquiring Fund within sixty (60) days after the Closing Date.
(o) It is the intention of the parties that the Reorganization will qualify as a “reorganization” with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” with the meaning of Section 368(a) of the Code.

(p) Prior to the Closing, and only to the extent necessary, the Target Fund (i) shall recapitalize so that it has a single class of shares outstanding and so that each holder of that single class of shares holds shares of that single class immediately after the recapitalization with an aggregate value equal to the aggregate value of any shares of the Target Fund held immediately prior to the recapitalization, and (ii) following the recapitalization (but, for the avoidance of doubt, prior to the Closing), shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Transfer Agent.
6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
6.1. With respect to the Reorganization, the obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Target Fund’s election, the Target Fund’s waiver, of the following conditions:
(a) All representations and warranties of the Acquiring Entity and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;
(b) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time;
(c) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;
(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement; and
(e) The Target Fund shall have received on the Closing Date the opinion of Practus, LLP (“Practus”), counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:
(i) The Acquiring Entity is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, and, with respect to the Acquiring Fund, has power under its Trust Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;
(ii) The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
(iii) The execution and delivery of this Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund. This Agreement has been duly executed and delivered by the Acquiring Entity, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Target Fund and Matrix, is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity, on behalf of the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;
(iv) The Acquiring Fund shares to be issued to the Target Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and non-assessable by the Acquiring Entity and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and
(v) The execution and delivery of the Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, did not, and the performance by the Acquiring Entity, on behalf of the Acquiring Fund, of its obligations hereunder will not (1) violate the Acquiring Entity’s Trust Governing Documents, (2) breach in any material respect any provision of any agreement filed with the registration statement of the Acquiring Entity on Form N-1A to which the Acquiring Fund is a party or by which it is bound or, (3) to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.
7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY
7.1. With respect to the Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Acquiring Entity’s election, the Acquiring Fund’s waiver, of the following conditions:
(a) All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;
(b) The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund, on or before the Closing Time;
(c) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;
(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement; and
(e) The Target Fund shall have received on the Closing Date an opinion of counsel of Practus, LLP (“Practus”), counsel to the Target Fund (which may rely on certificates of officers or directors of the Target Fund), dated as of the Closing Date, covering the following points:
(i) The Target Fund is a corporation created under the laws of the State of Maryland on May 4, 1983, and is validly existing and in good standing under the laws of that state, and, with respect to the Target Fund, has power under its Corporate Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;
(ii) The Target Fund is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
(iii) The execution and delivery of this Agreement has been duly authorized by the Target Fund. This Agreement has been duly executed and delivered by the Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, is a valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv) The execution and delivery of the Agreement by the Target Fund did not, and the performance by the Target Fund of its obligations hereunder will not (1) violate the Target Fund’s Corporate Governing Documents, (2) breach in any material respect any provision of any agreement filed with the registration statement of the Target Fund on Form N-1A to which the Target Fund is a party or by which it is bound or, (3) to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement; and
(v) If the Target Fund has been advised by counsel to the Target Fund that such counsel will not deliver an opinion of counsel that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Target Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (A) all of Target Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Closing Date and all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date and (B) all of Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and all of any such net capital gain recognized in the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date (in each case after reduction for any capital loss carryover.
8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET FUND
    With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Fund, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1. The Agreement and transactions contemplated herein shall have been approved by the board of directors and shareholders of the Target Fund and the board of trustees of the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;
8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Fund’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;
8.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;
8.5. With respect to the Reorganization, the Acquiring Entity and the Target Fund shall have received the opinion of Practus dated as of the Closing Date and addressed to the Acquiring Entity and the Target Fund, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:
(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
(b) No gain or loss will be recognized by the Target Fund upon the transfer of all the Assets of the Target Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
(c) The tax basis in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;
(d) The holding period in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);
(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund as part of the Reorganization;
(f) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund as part of the Reorganization (except with respect to cash received by Target Fund Shareholders in redemption of fractional shares prior to the Reorganization);
(g) The aggregate tax basis of the shares of the Acquiring Fund shares each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor; and
(h) Each Target Fund Shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target Fund Shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the Target Fund Shareholder held such shares of the Target Fund as capital assets on the date of the exchange.
Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Fund may waive the conditions set forth in this Section 8.5.
9.    BROKERAGE FEES AND EXPENSES
9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transaction provided for herein.
9.2. Except as otherwise provided herein, Matrix will bear 100% of the expenses relating to the Reorganization whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, terminating any existing agreements or contracts to which the Target Fund is a party (including any penalties payable in connection with such termination), preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein) and any supplements to the Target Fund’s current prospectus and statement of additional information, legal fees, accounting fees, and expenses of holding shareholders’ meetings, including proxy solicitation costs. Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities shall be borne by the Target Fund. Notwithstanding the foregoing, expenses of the Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Target Fund or the Acquiring Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or on any of their respective shareholders.
10.    COOPERATION AND EXCHANGE OF INFORMATION
With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Fund and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.
11.    INDEMNIFICATION
11.1. With respect to the Reorganization, the Acquiring Entity, out of the assets of the Acquiring Fund, agrees to indemnify and hold harmless the Target Fund and each of the Target Fund’s officers and directors from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Fund or any of its directors or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.
11.2. With respect to the Reorganization, the Target Fund, out of the assets of the Target Fund, agrees to indemnify and hold harmless the Acquiring Entity and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.
12.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS
12.1. Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
12.2. The covenants to be performed after the Closing shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.
13.    TERMINATION
13.1. In addition, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by: (i) resolution of either the board of trustees of the Acquiring Entity or the board of directors of the Target Fund if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement not in the best interests of the shareholders of the Acquiring Fund or the Target Fund, respectively; (ii) mutual agreement of the parties; (iii) either the Acquiring Entity or the Target Fund if the Closing shall not have occurred on or before December 31, 2025; unless such date is extended by mutual agreement of the Acquiring Entity and the Target Fund; or (iv) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees, directors, or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.
13.2. If any order of the Commission with respect to the Agreement shall be issued prior to the Closing that imposes any term or condition that is determined by action of the board of directors of the Target Fund to be acceptable, such term or condition shall be binding as if it were a part of the Agreement without a vote or approval of the shareholders of the Target Fund; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring Fund shares to be issued to the Target Fund, and such term or condition had not been included in the prospectus/proxy statement or other proxy solicitation material furnished to the shareholders of the Target Fund prior to the Special Meeting, the Agreement shall not be consummated and shall terminate unless the Target Fund promptly calls a Special Meeting of its shareholders at which such condition shall be submitted for approval.
14.    AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following dissemination of the proxy statement/prospectus, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the shareholders of the Target Fund under this Agreement to the detriment of such shareholders without their further approval.
15.    NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:
For the Target Fund:
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, New York 10606
(800) 366-6223
Email: JMandel@MatrixAssetAdvisors.com
For the Acquiring Entity:
EA Series Trust
19 East Eagle Road
Havertown, Pennsylvania 19083
(215) 882-9983
Email: Alyssa@etfarchitect.com
16.    HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY
16.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
16.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.
16.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
16.4. This agreement may be executed in any number of counterparts, each of which shall be considered an original. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.
16.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective trustees, directors, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Sections 9.2, 11.1 and 11.2 hereof, shall bind only the property of the Target Fund or the Acquiring Fund as provided in the Corporate Governing Documents of the Target Fund or the Trust Governing Documents of the Acquiring Entity. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.
Matrix Advisors Value Fund, Inc.

By:    ______________________________
Name:
Title:

EA Series Trust, on behalf of Matrix Advisors Value ETF

By:    ______________________________
Name:
Title:

For purposes of Section 9.2 only:
Matrix Asset Advisors, Inc.
By:    ______________________________
Name:
Title:

EXHIBIT B
FINANCIAL HIGHLIGHTS OF THE TARGET FUND

These financial highlight tables are intended to help you understand the Target Fund’s financial performance and are included in the Target Fund’s annual shareholder report which is incorporated by reference into the SAI. The information presented for each of the fiscal years ended June 30, 2020-2024 has been audited by Tait, Weller & Baker, LLP an independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, is included in the Target Fund’s annual report, which is available upon request. The Acquiring Fund is newly organized and therefore has not yet had any operations as of the date of this Proxy Statement/Prospectus and does not have financial highlights to present at this time.

	Years Ended June 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$79.03	$73.48	$96.30	$64.74	$68.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.77	0.73	0.78	0.87	1.12
Net realized and unrealized gain (loss) on investments	16.72	8.33	(12.88)	33.05	(1.37)
Total from investment operations	17.49	9.06	(12.10)	33.92	(0.25)
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.98)	(0.60)	(0.78)	(1.49)	(0.67)
Distributions from net realized gain	(0.55)	(2.91)	(9.94)	(0.87)	(2.35)
Total distributions	(1.53)	(3.51)	(10.72)	(2.36)	(3.02)
Net asset value, end of year	$94.99	$79.03	$73.48	$96.30	$64.74
Total return	22.36%	12.99%	(14.61)%	53.33%	(0.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$65.8	$56.9	$52.8	$65.2	$48.1
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.20%	1.23%	1.16%	1.21%	1.23%
After expense reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets:
Before expense reimbursement	0.69%	0.73%	0.68%	0.87%	1.44%
After expense reimbursement	0.90%	0.97%	0.85%	1.09%	1.68%
Portfolio turnover rate	20%	22%	23%	24%	28%
(a) Calculated using the average shares method.

B-1

EXHIBIT C
Comparison of Governing Documents

Organization and Capital Structure
The Target Fund is incorporated under the Maryland General Corporation Law. The Target Fund’s operations are governed by its Articles of Incorporation, as amended or supplemented from time to time (the “MD Charter”), and its by-laws (the “MD By-Laws”). The business and affairs of the Corporation are managed under the direction of its Board of Directors.	The EA Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). The EA Trust’s operations are governed by its Agreement and Declaration of Trust (the “DE Declaration”) and its by-laws (the “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.
Capital Structure
The shares of common stock issued by the Target Fund have a par value of $0.01 per share.	The EA Trust’s shares of beneficial interest are issued without par value. The DE Declaration authorizes an unlimited number of shares.
Voting Rights
The MD Charter provides that each outstanding share of stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Fractional shares of stock shall be entitled to fractional votes. Shares of the Fund do not have cumulative voting rights for the election of directors.
The Charter and Bylaws do not address specific items the shareholders have power to vote. However, Maryland law provides that shareholders shall elect directors and have the power to remove directors. Additionally, shareholders are entitled to vote on each matter submitted to a vote at a meeting of shareholders.

The DE Declaration provides that one-third of the outstanding shares entitled to vote at a shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at the shareholders’ meeting, except when a larger quorum is required by the DE Declaration, DE By-Laws, applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case such quorum shall comply with such requirements. Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast at a shareholder meeting at which a quorum is present. Where a separate vote by series or class is required, these voting requirements apply to those separate votes.
The DE Declaration generally provides that each share of the Trust is entitled to one vote for each full share, and a proportionate fraction of a vote for each fraction of a share. All shares of the Trust entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter. There is no cumulative voting for any matter.

Liability of Shareholders
The MD Charter and Bylaws do not address shareholder liability. However, Maryland law provides that shareholders of a corporation are generally not liable for the corporation’s debts and obligations.	Consistent with the Delaware Act, the DE Declaration provides that a shareholder of the Trust, as such, shall be entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

Amendments to Organizational Documents
The MD Charter may be amended at any time in a manner prescribed by Maryland law. The Maryland Statute provides that amendments to change the name of the corporation, change the name or other designation or the par value of any class or series of stock and the aggregate par value of the corporation shall not require shareholder action. The foregoing amendments can be approved by a majority of the entire board of directors.
The Maryland Statute provides that the Board of Directors has the power and authority, without the approval any shareholders, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that the Target Fund has authority to issue.
The MD By-Laws may be altered, amended, added to or repealed by vote of the shareholders or by the Board of Directors; provided, that the Board of Directors shall not have authority to alter or repeal any Bylaw, or to take any action inconsistent with any Bylaw, which by its terms may be altered or repealed only by the shareholders.

The DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the EA Trust’s Board of Trustees and, to the extent required by the 1940 Act or the requirements of any securities exchange on which shares are listed for trading, by approval of the amendment by shareholders.
The DE By-Laws may be amended, restated, or repealed or new by-laws may be adopted by the affirmative vote of a majority of the votes cast at a shareholders’ meeting called for that purpose where a quorum is present, or by a majority of the Trust’s Board of Trustees.

Merger, Consolidation or Transfer of Assets
Maryland law provides that the board of directors of each corporation proposing to consolidate, merge, convert, have its stock acquired in a share exchange shall or engage in a similar transaction outside the ordinary course of business (an “Extraordinary Transaction”) (i) adopt a resolution which declares that the proposed transaction is advisable on substantially the terms and conditions set forth or referred to in the resolution; and (ii) direct that the proposed transaction be submitted for consideration at either an annual or special meeting of the stockholders. Unless the corporation’s charter provides otherwise, the proposed consolidation, merger or share exchange shall be approved by the stockholders of each corporation by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.
The Maryland Charter provides that Board of Directors must approve any merger or share exchange, which does not require shareholder approval.
Under Maryland law, a transfer of assets of an open-end investment company need be approved by its board of directors and by any other action required by its charter. The Board of Directors has the power to transfer assets without a shareholder vote in connection with the liquidation of any series.
The Trustees may, by vote of a majority of the Trustees, cause any series (the “Applicable Fund”) to (i) if permitted by the Delaware Act, merge or consolidate in accordance with the provisions thereof with or into, (ii) sell, convey and transfer all or substantially all of its assets to, or (iii) exchange its shares for shares of, one or more other series, whether then existing or to be established in connection with such merger, consolidation, asset sale or share exchange as provided in (i)-(iii) above. Any such merger, consolidation, asset sale or Share exchange does not require the vote of the shareholders unless such vote is required by the 1940 Act.

PART B

STATEMENT OF ADDITIONAL INFORMATION
FOR
MATRIX ADVISORS VALUE FUND

10 Bank Street, Suite 590
White Plains, New York 10606
(800) 366-6223

Dated January 3, 2025

Acquisition of the Assets and Assumption of Liabilities of:

MATRIX ADVISORS VALUE FUND, INC.

by and in Exchange for Shares of

MATRIX ADVISORS VALUE ETF
(a series of EA Series Trust)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of the assets and assumption of the liabilities of the Matrix Advisors Value Fund (the “Target Fund”), a series of Matrix Asset Advisors, Inc., by and in exchange for shares of Matrix Advisors Value ETF (the “Acquiring Fund”), a series of EA Series Trust.
This SAI consists of this Cover Page and the following documents, each of which have been filed with the U.S. Securities and Exchange Commission (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI ):
1.The Target Fund’s Statement of Additional Information dated October 31, 2024 (File Nos. 002-84222 and 811-03758) (Accession No. 0000894189-24-006424).
2.The Target Fund’s audited financial statements and related report of the independent public accounting firm included in Target Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2024 (the “Target Fund Annual Report”) (File No. 811-03758) (Accession No. 0001133228-24-008838).
3.The Target Fund’s unaudited financial statements included in the Target Fund’s Semi-Annual Report to Shareholders for the fiscal period ended December 31, 2023, with respect to the Target Fund (File No. 811-03758) (Accession No. 0001104659-24-031838).
4.The Acquiring Fund Statement of Additional Information dated December 27, 2024 (File Nos. 333-195493 and 811-22961) (Accession No. 0001592900-24-002719).
Because the Acquiring Fund was newly-created for the purposes of this Reorganization, the Acquiring Fund has not published annual or semi-annual shareholder reports. The Acquiring Fund is a newly-created shell series of EA Series Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund. The Target Fund Annual Report has previously been transmitted to Target Fund shareholders.
Supplemental Financial Information
A table showing the fees and expenses of the Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Comparison Fee Tables and Examples” of the Proxy Statement/Prospectus.
SAI-1

Because the Acquiring Fund has substantially similar principal investment strategies as the Target Fund, the Reorganization is not expected to result in a material change to the Target Fund’s investment portfolio. As a result, schedules of investments of the Target Fund modified to show the effects of the change are not required and are not included.
There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund. This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus, dated January 3, 2025, relating to the Reorganization. The Proxy Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to Matrix Asset Advisors, Inc. 10 Bank Street, Suite 590 White Plains, NY 10606, by accessing the documents at the Target Fund’s website at https://matrixadvisorsvaluefund.com/ or by calling (toll free) 1-800-366-6223.
SAI-2